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                                                                   EXHIBIT 10.41

                                  OFFICE LEASE

                             BASIC LEASE INFORMATION


Date: April 15, 1999

Landlord: Malibu Canyon Office Partners, LLC, a California limited liability company.

Tenant: ACT Networks, Inc., a Delaware corporation.

Section l(a) - Buildings: (i) Building A, commonly known as 26701 W. Agoura
        Road, Calabasas, CA 91302 and (ii) Building B, commonly known as 26707
        W. Agoura Road, Calabasas, CA 91302.

Section l(b) - Premises: (i) Building A, Suite 100, containing twenty-one thousand five hundred and three (21,503) square feet of Rentable Area located on the first (1st) floor of said Building, (ii) Building B, Suite 100, containing thirty-four thousand three hundred fifty-six (34,356) square feet of Rentable Area located on the first (1st) floor of said Building, and (iii) Building B, Suite 203, containing three thousand one hundred twenty (3,120) square feet of Rentable Area located on the second (2nd) floor of said Building.

Section l(c) - Intentionally Omitted.

Section l(j) - Tenant's Percentage Share: (i) One hundred percent (100%), as to
        Building A and (ii) forty-nine and sixty-eight hundredths percent (49.68%) as to Building B; provided, however, that Tenant's Percentage Share as to Building B shall be increased to fifty-four and nineteen hundredths percent (54.19%) once the Premises are increased to include the second floor space in Building B described in Section 1(b) above.

Section 2 - Term: Seven (7) years.

Section 2(a) - Estimated Commencement Date: June 1, 1999.

Section 3 - Base Rent: One and thirty-eight hundredths dollars ($1.38) per month per square foot of Rentable Area contained in the premises (triple net).

Section 3(g) - Escalations to Base Rent: Three percent (3%) increase on each twelve (12) month anniversary of the Commencement Date during the Term and any extension and/or renewal thereof.

Section 29 - Security Deposit: An amount equal to one (1) month's Base Rent.

Section 31 - Landlord's and Tenant's Address for Notices:

Landlord:                                    Tenant:

c/o The Johnston Group                       ACT Networks, Inc.
26635 W. Agoura Road, Suite 105              26701 W. Agoura Road, Ste 100
Calabasas, CA 91302                          Calabasas, CA 91302
Attn: Mr. Jeff Johnston, President           Attn: General Counsel

With a copy to:                              With a copy to:

Kenneth S. Fields, Esq.                      Xylan Corporation
Fields & Pearl                               26801 W. Agoura Road
1875 Century Park East, 14th Floor           Calabasas, CA 91302
Los Angeles, CA 90067                        Attn: Mr. John Yi


Section 34 - Brokers: Richard Abbitt, of Lee & Associates, for Tenant, and The Johnston Group, for Landlord.

Section 35 - Parking: Three point eight (3.8) non-exclusive surface parking spaces per each one thousand square feet of Usable Area contained in the Premises (prorated and rounded to the nearest whole number to the extent Usable Area is not evenly divisible by 1,000).

Section 38 - Guarantor: Xylan Corporation, a California corporation.

Exhibit(s) and Addendum:
        Exhibit "A" - Site Plan of Project





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        Exhibit "B" - Floor Plan of Premises
        Exhibit "C" - Improvement of the Premises
        Exhibit "D" - Rules and Regulations
        Exhibit "E" - Guaranty

This Basic Lease Information shall be a part of this Lease, provided that in the event of any conflict between any Basic Lease Information and the provisions contained in the body of this Lease, the latter shall control.





















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

                                TABLE OF CONTENTS



1.      Definitions..........................................................................1

2.      Term; Condition of Premises..........................................................4

3.      Base Rent............................................................................4

4.      Escalation Rent......................................................................5

5.      Use..................................................................................8

6.      Services.............................................................................9

7.      Impositions Payable by Tenant.......................................................11

8.      Alterations.........................................................................11

9.      Liens...............................................................................12

10.     Repairs.............................................................................12

11.     Destruction or Damage...............................................................13

12.     Insurance...........................................................................13

13.     Indemnification.....................................................................15

14.     Compliance with Legal Requirements..................................................15

15.     Assignment and Subletting...........................................................15

16.     Rules...............................................................................17

17.     Entry by Landlord...................................................................17

18.     Tenant's Default....................................................................17

19.     Landlord's Remedies.................................................................18

20.     Landlord's Default and Tenant's Remedies............................................19

21.     Attorneys' Fees.....................................................................19

22.     Eminent Domain......................................................................20

23.     Subordination.......................................................................20

24.     Sale................................................................................21

25.     Estoppel Certificate................................................................21

26.     Intentionally Omitted...............................................................21

27.     No Light, Air, or View Easement.....................................................21

28.     Holding Over........................................................................21

29.     Security Deposit....................................................................21

30.     Waiver..............................................................................22

31.     Notices and Consents.  .............................................................22

32.     Complete Agreement..................................................................22

33.     Authority...........................................................................23

34.     Brokers.............................................................................23

35.     Parking.............................................................................23

36.     Force Majeure.......................................................................23

37.     Waiver of Trial by Jury.............................................................23

38.     Guaranty of Lease...................................................................23

39.     Recapture...........................................................................24

40.     Expansion Space.....................................................................24

41.     Signage; Roof Rights................................................................24

42.     Surrender by Existing Tenants.......................................................25

43.     Miscellaneous.......................................................................25








                                      iii


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                                  OFFICE LEASE

        THIS OFFICE LEASE (this "Lease"), dated April 14, 1999 for purposes of reference only, is made and entered into by and between Malibu Canyon Office Partners, LLC, a California limited liability company ("Landlord") and ACT Networks, Inc., a Delaware corporation ("Tenant").


                                   WITNESSETH:

        Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the "Premises" described in Section l(b) below for the "Term" and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

        1. Definitions. Unless the context otherwise specifies or requires. The following terms shall have the meanings herein specified:

               (a) The term "Building" shall mean the building specified in the Basic Lease Information located in an unincorporated area within the County of Los Angeles, and having a postal address within Calabasas, California. References in this Lease to the Building shall be deemed to mean the Building or any portion thereof, if the context so requires. The term "Project" shall mean that certain commercial project generally depicted on Exhibit "A" attached hereto, including, without limitation, the Building and other buildings, "Common Areas" (as hereinafter defined), the land upon which the Building, such other buildings and the Common Areas are located, and, at Landlord's discretion, such additional real property, areas, land, buildings or other improvements as may from time to time be hereafter added to the Project. References in this Lease to the Project shall be deemed to mean the Project or any portion thereof, as the same exists from time to time, if the context so requires. The depiction of the Project on Exhibit "A" does not constitute a representation, covenant or warranty of any kind by Landlord, and Landlord and/or any owner of all or any part of the Project reserve the right from time to time to change the size, layout and dimensions of the Project or any of the buildings therein, the parking areas, and/or identity and type of use of other tenants; provided, however, that (i) no such change(s) shall substantially reduce Tenant's ability to use the Premises on a permanent basis, (ii) Landlord shall use commercially reasonable efforts to ensure that the number of parking stalls in Corporate Center (as depicted on Exhibit "A") is not substantially reduced on a permanent basis, and provided further that if any such change(s) to the size, layout and dimensions of the Project substantially reduces Tenant's use of the Premises for more than five (5) consecutive business days, Tenant shall be entitled to an abatement of Base Rent and Escalation Rent to the extent the Premises is actually not used by Tenant. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises by reason of the foregoing. Landlord and/or any owner of all or any portion of the Project shall have the right to convey its ownership of all or any part of the Project to one or more third parties, and thereafter the third party shall have the right to remove such conveyed portion from the definition of "Project" set forth in this Lease.

               (b) The term "Premises" shall mean the suite(s) within the Building, containing the square footage, and located on the floor(s), specified in the Basic Lease Information, which is shown as cross-hatched on the floor plan(s) attached hereto as Exhibit "B". References in this Lease to the Premises shall be deemed to mean the Premises or any portion thereof, if the context so requires.

               (c) Intentionally Omitted.

               (d) The term "Operating Expenses" shall mean all costs of ownership, management, operation, maintenance, repair and replacement of the Project, including, without limitation: wages, salaries and other compensation and benefits of all persons engaged in the operation, maintenance and security of the Project; property management, legal, accounting and consulting fees in the maintenance, management, operation and/or repair of the Project; janitorial, alarm, security and other services; roof repair and re-roofing; Project management office rent or rental value; rent or rental value for Project space occupied by Common Area facilities, such as restaurants/cafeterias, fitness centers and other amenities; cost of power, water, waste disposal, telephone, elevator, sprinkler and other utilities usage and facilities maintenance and service; materials and supplies; costs of maintenance and repairs including with respect to systems and equipment; costs of permits, licenses, certificates and







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inspections; insurance premiums for all insurance carried by Landlord in connection with the Project as reasonably determined by Landlord and the deductible portion of any insured loss thereunder; depreciation on personal property; the cost of landscaping, relamping and all supplies, tools, equipment and materials used in the operation, repair, restoration and maintenance of the Project; and the cost of capital repairs, replacements or other improvements or other costs incurred in connection with the Project, including, without limitation, those (i) which are intended to effect economies in the operation or maintenance of the Project, (ii) that are required to comply with present or anticipated conservation programs, (iii) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order and condition, (iii) that are required under any applicable "Laws" (as hereinafter defined) enacted following the construction of the applicable portion of the Project; provided, however, that any capital expenditure shall be amortized over its useful life as Landlord shall reasonably determine, and the unamortized cost thereof shall bear interest at the rate of ten percent (10%) per annum or such higher rate as was paid by Landlord on funds borrowed for the purposes of purchasing, installing and/or constructing such capital improvements. Operating Expenses shall not include: Tax Expenses; depreciation (except as provided above); cost of tenants' improvements; real estate brokers' commissions; legal fees in connection with the leasing of the Project; costs reimbursed by policies of insurance, the premiums of which are included in Operating Expenses; interest on or amortization of any Mortgage, as defined in Section 23 below; financing costs (except for interest on amortization of any items included within Operating Expenses on an amortized basis); franchise taxes and net income taxes of Landlord; the cost of any item or items for which Landlord is reimbursed by other tenants of the Project (other than by payment of such tenant's share of Operating Expenses or Tax Expenses), by third parties or which are paid directly by third parties; rent under any ground lease and/or underlying leases; direct compensation of any kind paid to officers and executives of Landlord above the level of project manager; any costs stated in Operating Expenses representing an amount paid to a corporation or entity which is controlled by or under common control with Landlord to the extent in excess of the amount which would be paid in the absence of such relationship (provided that Tenant acknowledges that construction supervision and management fee of ten percent (10%) and five percent (5%), respectively, are reasonable, and that such fees do not constitute such an excess amount); advertising and promotional expenses incurred in the leasing of the Building or any portion of the Project; any bad debt loss, rent loss or reserves for bad debts or rent loss; any and all costs associated with the operation of the business of Landlord, including operation of Landlord as a limited liability company or other legal entity, as the same are distinguished from costs of operation, maintenance, repair, restoration and/or management of the Building and/or Project; all charges for complying with laws, codes, regulations or ordinances relating to Hazardous Materials caused to be located upon the Project by Landlord and/or its employees; costs of special services (which shall not cover normal variations in repairs or the need for repairs) for tenants, but only to the extent that such services are not offered to Tenant; tenant concessions and any other costs associated with the leasing or sale of the Project or any portion thereof; costs incurred in removing and storing the property of former tenants or occupants of the Project; penalties or fines incurred by Landlord as a direct and sole result of Landlord's gross negligence or willful misconduct in operating the Project; costs and expenses attributable to a restaurant and/or fitness center (including, without limitation, rental value for the space occupied by each such facility(ies)), except to the extent that such costs and expenses exceed the net income actually received by Landlord from the operation of each such facility(ies); legal or accounting fees, costs and disbursements for negotiating leases or enforcing the lease obligations of other tenants in the Building; Landlord's expenses relating to any parking facilities on or about the Project, except to the extent that such expenses exceed the revenues received by Landlord as a result of such facilities; costs for acquisition of sculpture, paintings, other objects of art with a cost exceeding $1,000.00 per item; any costs, fees, dues, contributions or similar expenses for political, charitable, industry associations or similar organizations; capital expenditures for initial building construction or architectural additions to the Building that result in a larger building; the costs of correcting latent defects in the construction of the base, core or shell of the Building (provided that the foregoing shall not exclude the costs of normal repair, maintenance and replacement). Actual Operating Expenses for each calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total Rentable Area of the Project been occupied. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof







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by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if Landlord had at its own expense furnished such work or service. Notwithstanding the foregoing, Landlord shall not recover through Operating Expenses any item of cost more than once.

               (e) The term "Tax Expenses" shall mean all federal, state, county, municipal or local governmental taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, including, without limitation, real estate taxes, general and special taxes and/or assessments (including, without limitation, any assessment, tax, fee, levy or charge by any school, agricultural, lighting, drainage, transportation, community facilities, improvement or other district), transit taxes, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, which shall be paid during any calendar year (without regard to any different fiscal year used by such governmental authority) because of or in connection with the ownership, leasing and/or operation of the Project. Tax Expenses shall include any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Tax Expenses, and all consultants' and attorneys' fees and expenses incurred for the purpose of maintaining an equitable assessed valuation of the Building and/or attempting to protest, reduce or minimize Tax Expenses; provided, however, that attorneys' fees and expenses incurred for the purposes of maintaining an equitable assessed valuation of the Building and/or attempting to protest, reduce or minimize Tax Expenses shall be amortized over sixty (60) months (with interest at the rate of six percent (6%) per annum). Notwithstanding the foregoing, Tax Expenses shall not include franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents or receipts). If any Tax Expenses can be paid by Landlord in installments, then, for the purpose of calculating Tenant's obligation to pay Tax Expenses, any such Tax Expense shall be deemed to be paid by Landlord in the maximum allowable number of installments, regardless of the manner in which Landlord actually pays such Tax Expenses.

               (f) The term "Building Operating Expenses" shall mean the portion of Operating Expenses allocated to the Building pursuant hereto. The term "Building Tax Expenses" shall mean the portion of Tax Expenses allocated to the Building pursuant hereto. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project should be shared between the tenants of the Building and the tenants of the other buildings of the Project. Accordingly, Operating Expenses and Tax Expenses are determined annually for the Project as a whole, and a portion of the Operating Expenses and Tax Expenses, respectively, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the tenants of the Building (as opposed to the tenants of any other buildings of the Project) and such portion shall be the Building Operating Expenses and Building Tax Expenses, respectively, for purposes of this Lease. Such portion of Operating Expenses and Tax Expenses allocated to the tenants of the Building shall include all Operating Expenses and Tax Expenses, respectively, attributable solely to the Building, and an equitable portion of the Operating Expenses and Tax Expenses, respectively, attributable to the Project as a whole. In addition, Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses and/or Tax Expenses for the Project among different portions or occupants of the Project, in Landlord's discretion.

               (g) The term "Rentable Area" shall mean the area or areas of space within any building in the Project determined as follows: (i) the amount of Rentable Area on a single tenancy floor is determined by measuring from the inside surface of the outer glass and extensions of the plane thereof in nonglass areas and shall include all areas within the outside walls, excluding vertical penetrations such as building stairs, elevators shafts, flues, vents, stacks, pipe shafts and vertical ducts, provided, however, that vertical penetrations which are for the specific use of the tenant, such as special stairs or elevators, shall be included within Rentable Area; (ii) the amount of Rentable Area for a partial floor shall include all space within the demising walls (measured from the mid-point of demising walls, and in the case of exterior walls, measured as defined in clause (i) above), plus the tenant's share of any Common Areas on such floor (such share being equal to the percentage which the amount of Rentable Area within the Premises bears to the total amount of Rentable Area on the floor); and (iii) the amount of Rentable Area for either a single







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tenancy floor or a partial floor shall include Tenant's Percentage of Common
Areas devoted to or serving more than one floor of the applicable building or such building as a whole. No deductions shall be made in calculating the amount of Rentable Area for columns or projections necessary to the Building. Notwithstanding the foregoing or anything elsewhere contained in this Lease, the parties hereby agree that for all purposes of this Lease, the Premises shall be deemed to contain the amount of Rentable Area, and Tenant's Base Rent, Percentage Share, Security Deposit, and all other matters determined by the amount of Rentable Area contained in the Premises, shall be the amount set forth in the Basic Lease Information, notwithstanding any deviation therefrom.

               (h) The term "Usable Area" shall mean all floor area in a tenant space, measured from the inside surface of the outer glass and extensions of the plane thereof in non-glass areas and shall include all areas within the outside walls, excluding vertical penetrations such as building stairs, elevators shafts, flues, vents stacks, pipe shafts and vertical ducts, provided, however, that vertical penetrations which are for the specific use of the tenant, such as special stairs or elevators, shall be included within Usable Area. In calculating Usable Area, deductions shall not be made for columns or projections necessary to the Building. Notwithstanding the foregoing, Landlord shall use a load factor of thirteen point seven percent (13.7%) in calculating Rentable Area and Usable Area.

               (i) The term "Common Areas" shall mean those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project, which may include, without limitation, public entrances, lobbies and rest rooms, fitness centers, restaurants and cafeterias, elevators, stairways and access ways, loading docks, ramps, drives and platforms and any passageways and service ways thereto, common pipes, conduits, wires and appurtenant equipment serving the Project or any portion thereof, loading and unloading areas, trash areas, parking areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

               (j) The term "Tenant's Percentage Share" shall mean the product obtained by multiplying (i) 100 by (ii) the quotient obtained by dividing the Rentable Area of the Premises by the total Rentable Area of the Building. Tenant's Percentage Share shall initially be as specified in the Basic Lease Information and shall be subject to adjustment in the event of a subsequent change in the Rentable Area of the Premises and/or the Building (with Tenant's Percentage Share as to the calendar year in which any such change occurs being determined on a pro rata basis based on the number of days during such calendar year at each such percentage share). Notwithstanding the foregoing or anything contained in this Lease to the contrary, Tenant's Percentage Share of Operating Expenses attributable to a restaurant, fitness center and/or similar facility(ies) located at the Project shall be (i) separately determined with respect to each such facility and (ii) obtained by multiplying (i) 100 by (ii) the quotient obtained by dividing the Rentable Area of the Premises by the total Rentable Area occupied by tenants of the Project who also pay their respective share of such Operating Expenses (ie space occupied by tenants who do not participate in such costs shall be excluded).

               (k) The term "Laws" shall mean, collectively, any applicable federal, state, local and/or municipal laws, statutes, ordinances, codes, rules, regulations and/or other governmental requirements.

        2. Term; Condition of Premises. (a) The "Term" of this Lease shall commence on the "Commencement Date" (as defined in Exhibit "C" attached hereto) and, unless sooner terminated as hereinafter provided, shall be for the period specified in the Basic Lease Information. If without fault of Tenant the Commencement Date of this Lease has not occurred by the date which is one hundred twenty (120) days following the Estimated Commencement Date set forth above (subject to Force Majeure), this Lease shall terminate without further action by the parties, and neither party shall have any further liability or obligation hereunder. Except to the extent specifically otherwise provided in this Lease, Landlord shall deliver the Premises to Tenant on the Commencement Date in an "as is" condition with no alterations or improvements being made by Landlord. Following the Commencement Date, Landlord may deliver to Tenant a notice confirming the actual Commencement Date and the date of the expiration of the Term specified in the Basic Lease Information, which notice shall be executed by Tenant and returned to Landlord within five (5) days following Tenant's receipt thereof.

               (b) Provided Tenant is not in default under this Lease (which shall







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include any matter which would constitute a default either with the passage of time or the giving of notice) at any time prior to the time the "Extension Notice" (as hereinafter defined) is received by Landlord or thereafter until the commencement of the "Option Term" (as hereinafter defined) (subject to applicable cure periods, if any), Tenant shall have the option to extend the Term of this Lease for one (1) additional term (an "Option Term") of five (5) years following the expiration of the initial Term, exercisable by delivering written notice (the "Extension Notice") to Landlord of Tenant's desire to so extend the Term by the Option Term, no later than nine (9) months, and no earlier than twelve (12) months (except as permitted under Section 40 below), prior to the expiration of the initial Term. Tenant's occupancy of the Premises during the Option Term shall be subject to all of the terms and conditions of this Lease, except that (i) the monthly Base Rent payable by Tenant shall be adjusted as of the commencement date of the Option Term be adjusted to equal ninety-five percent (95%) of Landlord's then published Base Rental rate for comparable space, as reasonably determined by Landlord, in the Project, but in no event will the Base Rent payable by Tenant during the Option Term be less then the Base Rent payable by Tenant immediately prior to the commencement of the Option Term, and (ii) Landlord shall have no obligation to improve or alter the Premises for the benefit of Tenant. Wherever in this Lease the phrase the "initial Term" appears, the provision to which such phrase pertains shall apply only to the initial Term and not to the Option Term. The Base Rent payable by Tenant during the Option Term shall be increased at the time and in the manner set forth in Section 3(g) below.

        3.     Base Rent.

               (a) Tenant shall pay to Landlord from and after the Commencement Date during the Term of this Lease as "Base Rent" for the Premises, the monthly amount specified in the Basic Lease Information.

               (b) Base Rent shall be paid to Landlord, in advance, on or before the first day of each calendar month during the Term, except that Base Rent for the initial full month during the Term for which Base Rent is due shall be paid upon the execution of this Lease (provided that such payment shall be subject to adjustment payment or reimbursement, as applicable, in the event the actual Rentable Area of the Premises is determined to be other than as set forth in the Basic Lease Information). In the event the Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly Base Rent for the first and last fractional months of the Term shall be appropriately prorated.

               (c) All sums of money due to Landlord under this Lease not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid when due it shall nonetheless be collectible as additional rent with the next installment of Base Rent thereafter falling due, but nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Landlord

               (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any trust deed covering the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord within ten (10) days following written notice from Landlord that the same is due, Tenant shall pay to Landlord a late charge equal to the greater of (i) 6% of such overdue amount or (ii) $100.00. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. If a late charge becomes payable for three (3) payments of any element of rent within any twelve (12) month period, all subsequent payments of rent shall immediately and automatically become payable by Tenant quarterly, in advance, instead of monthly. Tenant acknowledges that its payment of Base Rent and additional rent is a condition to Landlord's obligation to perform any of its covenants under this Lease.

               (e) Any amount due to Landlord pursuant to this Lease, if not paid when due, shall bear interest from the date due until paid at a rate (the







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"Interest Rate") equal to the lesser of (i) 2% over the "prime" or "reference"
rate then most recently published by Bank of America N.T. & S.A. (or a substitute prime rate of a comparable lending institution reasonably selected by Landlord if Bank of America N.T. & S.A. no longer publishes a "prime" or "reference" rate), or (ii) the maximum rate permitted by applicable Laws. Payment of interest shall not excuse or cure any default hereunder by Tenant.

               (f) All payments of Base Rent, Escalation Rent and other monetary obligations due from Tenant to Landlord pursuant to this Lease shall be paid to Landlord, without deduction, abatement, counterclaim or offset, in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

               (g) On each twelve (12) month anniversary of the Commencement Date during the Term, including, without limitation, any extension(s) and/or renewal(s) thereof (each such day hereinafter referred to as an "Adjustment Date"), the Base Rent payable by Tenant on the date immediately preceding the applicable Adjustment Date shall be increased by three percent (3%) and such increased amount shall constitute the Base Rent until the next Adjustment Date. Landlord's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provided for in this Lease.

        4.     Escalation Rent.

               (a) Tenant shall pay to Landlord as "Escalation Rent" for the Premises, during each full or partial calendar year during the Term, (i) Tenant's Percentage Share of all Building Operating Expenses for such year, plus
(ii) Tenant's Percentage Share of all Building Tax Expenses for such year. Escalation Rent shall be paid monthly on an estimated basis, with subsequent annual reconciliation, in accordance with the procedures set forth in this
Section 4. Tenant acknowledges that this Lease is what is commonly referred to as a "triple net" lease, and that Tenant will be responsible for its Percentage Share of all Building Operating Expenses and Building Tax Expenses, without reference to any Base Year concept.

               (b) During December each calendar year, or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of any Escalation Rent due for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord 1/12th of such estimated Escalation Rent, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until such revised estimate is delivered, from and after which time (commencing with the first day of the next calendar month after such notice is given; or if such first day is less than fifteen (15) days after the date of Landlord's notice, then on the first day of the second calendar month after such notice is given) Tenant shall pay such amount as is necessary to bring Tenant current with respect to such revised estimate for such calendar year, as if such revised estimate had been delivered in December, and thereafter monthly payments shall be based on such revised estimate, unless and until further revised in accordance herewith. If at any time or times it appears to Landlord that the Escalation Rent for the current calendar year will vary from its estimate, Landlord may, by notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

               (c) Within 90 days after the close of each calendar year or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of the actual Escalation Rent for such calendar year, accompanied by a statement showing the Building Operating Expenses and Building Tax Expenses on the basis of which the actual Escalation Rent was determined. Except as expressly provided to the contrary in Section 4(c)(i) below, such statement shall be final and binding upon Landlord and Tenant as to the amount of the Building Operating Expenses and Building Tax Expenses. If Landlord's statement discloses that Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit such excess first against any sums then owed by Tenant to Landlord and then against the next payments of rental due hereunder; provided, however, that if the amount of credit exceeds the rent due for the balance of the term of this Lease, Landlord shall pay any excess to Tenant within thirty (30) days after the expiration of the term of this Lease; provided, further, that Landlord shall have the right to retain any such excess and apply the same against any sums which Landlord would otherwise be entitled to receive under this Lease as a result of any default by Tenant. If Landlord's statement discloses that Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement. The failure of Landlord to timely furnish the statement for any calendar year shall not prejudice Landlord from enforcing its rights hereunder.

                   (i) Provided that Tenant is not in default in its obligations under this Lease (including any matter which would constitute a default with either the passage of time or the giving of notice)(subject to applicable cure periods, if any), Tenant may, within ninety (90) days following the delivery by Landlord to Tenant of the statement of Escalation Rent described above, request in writing an audit of the Building Operating Expenses and Building Tax Expenses which form the basis upon which Landlord determines the actual Escalation Rent. As a condition to Tenant's audit rights hereunder, such notice must be accompanied by Tenant's payment in full to Landlord of all amounts due from Tenant to Landlord as specified in the Landlord's statement. Tenant shall have no right to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including, without limitation, Tenant's obligation to make all rental payments owing under this Lease, including, without limitation, all Escalation Rent) pending the completion of and regardless of the results of any audit of records under this Section. The right of Tenant under this Section 4(c)(i) may only be exercised once for each Landlord's statement of Escalation Rent, and if Tenant fails to meet any of the above conditions as a prerequisite to the exercise of such right, the right of Tenant under this Section as to a particular Landlord's statement of Escalation Rent shall be deemed waived. Tenant may cause any audit requested by it under this Section 4(c)(i) to be performed by either its own staff or otherwise by an independent firm of certified public accountants. Tenant must complete its audit within ninety (90) days of the date of Tenant's audit request.

                   (ii) Tenant acknowledges that Landlord maintains its records for Building Operating Expenses and Building Tax Expenses at its offices (as the same may be located from time to time) and Tenant therefore agrees that any review of records under Section 4(c)(i) above shall occur at such location and, except as provided in Section 4(c)(vii) below, be at the sole expense of Tenant. If Tenant discovers a discrepancy, then, at Landlord's option, a further review shall be conducted in accordance with the provisions of Section 4(c)(iv) below.

                   (iii) Tenant acknowledges and agrees that any records reviewed under Section 4(c)(i) constitute confidential information of Landlord, which shall not be disclosed to anyone other than the accountants performing the review and the principals of Tenant who receive the results of the review; except in the event of any litigation concerning the same, in which case, Tenant will use its best efforts to keep such information confidential. Except as set forth in this Section 4(c)(iii), Tenant's disclosure of such information to any other person shall constitute a material breach of this Lease.


                   (iv) Any errors disclosed by the review of records under
Section 4(c)(i) shall be promptly corrected, provided that Landlord shall have the right to cause another review of the records to be made by an independent firm of certified public accountants selected by Landlord. In the event of a disagreement between Landlord's accounting firm and Tenant's accounting firm or Tenant's staff, as applicable, a third review by an independent firm of certified public accountants of national standing jointly chosen by Landlord and Tenant shall be made and the determination of such accounting firm shall be deemed to be correct. The costs of the third accounting firm shall be shared equally between Landlord and Tenant, and Tenant's failure to pay its share of such costs shall be a default under this Lease.

                   (v) In the event that the results of the review of records (taking into account, if applicable, the results of any additional review caused by Landlord), reveal that Tenant has overpaid obligations for a preceding period, the amount of such overpayment shall be credited by Landlord against subsequent installment obligations to pay its share of estimated Building Operating Expenses and Building Tax Expenses; provided, however, that if the amount of credit exceeds the rent due for the balance of the term of this Lease, Landlord shall pay any excess to Tenant within thirty (30) days after the expiration of the term of this Lease; provided, further, that Landlord shall have the right to retain any such excess and apply the same against any sums which Landlord would otherwise be entitled to receive under this Lease as a result of any default by Tenant. In the event that such results show that Tenant has underpaid its obligations for a preceding period, the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated Building Operating Expenses and Building Tax Expenses.

                   (vi) If the results of the audit procedures described in this
Section 4 disclose that Landlord has overstated the aggregate amount of Building Operating Expenses and Building Tax Expenses by more than five percent (5%) and the parties do not reach agreement on some amount prior to retaining the third accounting firm described in Section 4(c)(iv) above, Landlord shall pay Tenant's reasonable and hourly third party audit costs (as shown on invoices or other reasonable evidence submitted to Landlord) not to exceed two thousand five hundred dollars ($2,500.00). If the results of the audit procedures described in this Section 4 above disclose that Landlord has understated the aggregate amount of Building Operating Expenses and Building Tax Expenses by less than five percent (5%) and the parties do not reach agreement on some amount prior to retaining the third accounting firm described in Section 4(c)(iv) above, then Landlord's reasonable and hourly audit costs (not to exceed two thousand five hundred dollars ($2,500.00)) shall be included in Operating Expenses and Tenant shall pay its Percentage Share thereof.

                   (vii) In the event that Tenant becomes in default of its obligations under this Lease at any time during the pendency of a review of records under this Section (subject to applicable cure periods, if any), said right to review shall immediately cease and the matters originally set forth in the Landlord's Statement shall be deemed to be correct.

               (d) The amount of Escalation Rent for any partial calendar year in the Term shall be appropriately prorated. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to Section 4(c) above to be performed after such termination.

        5.     Use.

               (a) The Premises shall be used for general office and, with respect to Tenant's computer business only, warehousing, light manufacturing and assembly purposes, purposes and no other use or purpose. Tenant shall not do or permit to be done in or about the Premises, nor bring to keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any Laws now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Project, the Building or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance or waste in, on or about the Premises.

               (b) Except general office supplies typically used in an office area in the ordinary course of business, such as copier toner, liquid paper, glue, ink, and cleaning solvents, for use in the manner for which they were designed, in such amounts as may be normal for the office business operations conducted by Tenant in the Premises, neither Tenant nor its agents, employees, contractors, licensees, subtenants, assignees, concessionaires or invitees shall use, handle, store or dispose of any "Hazardous Materials" (as hereinafter defined) in, on, under or about the Premises, the Building or the Project. In the event of a breach of the foregoing covenant, in addition to and without limitation upon any other rights or remedies of Landlord under this Lease, Tenant or, at Landlord's election, Landlord, in each case at Tenant's sole cost, shall promptly take all actions as are necessary to return the Premises, Building and/or Project to the condition existing prior to the introduction of any such Hazardous Materials, provided Landlord's approval of such actions shall first be obtained and Tenant shall fully cooperate in connection with any such clean-up, restoration or other work. Furthermore, Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding by or against Tenant or the Premises concerning the presence of any Hazardous Materials. Tenant acknowledges that Landlord, at Landlord's election, shall have the sole right, at Tenant's expense, to negotiate, defend, approve and appeal any action taken or order issued by any governmental authority with regard to any Hazardous Materials contamination which Tenant is obligated hereunder to remediate. As used herein, "Hazardous Materials" shall mean asbestos, and petroleum fuel, and any hazardous or toxic substance, material or waste (or subparts thereof) which is or become regulated by any local governmental authority, the State of California or the United States Government, including, but not limited to, any material or substance defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material" or "toxic pollutant" under the California Health and Safety Code and/or under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq. Landlord has no current actual knowledge (without inquiry or investigation) that Hazardous Materials exist on the land on which the Project is located, and Tenant shall not be responsible for any cost or expense, either as an Operating Expense or otherwise, for remediating any Hazardous Materials which are brought onto the Project by Landlord or any third parties, except to the extent caused by or contributed to by Tenant, its officers, directors, principals, employees or agents, in which case Tenant shall be responsible therefor.

        6.     Services.

               (a) Landlord shall maintain the Common Areas of the Project, the exterior facing windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the Building structure itself in good order and condition except for damage occasioned by the act of Tenant and/or any of Tenant's employees, agents, representatives, contractors and/or invitees, which damage shall be repaired by Landlord at Tenant's expense.

               (b) Landlord shall cause to be furnished (1) elevator service,
(2) lighting replacement (for building standard lights located in any Common Areas), (3) Common Area rest room supplies, and (4) security measures and/or services and janitor service during the times and in the manner that such services are customarily furnished in comparable office buildings in the area; provided that janitor service shall be provided five (5) days a week. The Premises shall be separately metered for electricity use (including, without limitation, electricity to provide HVAC service to the Premises) and other utilities at Tenant's cost, and Tenant shall pay the fees charged for such utility costs, as additional rent, either (1) prior to delinquency directly to the utility provider, or (2) if Landlord is billed for such usage by the utility provider, Tenant shall make such payments to Landlord within ten (10) days following Landlord's billing of Tenant therefor. Tenant shall also be responsible for the costs of any and all services, including, without limitation, maintenance, repair, or replacement, provided to the Premises. Landlord may establish reasonable measures to conserve energy, including, but not limited to, automatic switching of lights after hours and more efficient forms of lighting, so long as such measures do not unreasonably interfere with Tenant's use of the Premises. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises, Building or Project, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy or utility serving the Premises, Building or Project. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services. Notwithstanding the foregoing, if failure to provide any service or utility required of Landlord under this Lease is due to the gross negligence or wilful misconduct of Landlord and such failure shall continue for five (5) consecutive business days or more, and provided such failure to provide the required service precludes Tenant from occupying all or any portion of the Premises, then Base Rent shall be abated hereunder at the rate of one day's Base Rent for each day following the fifth
(5th) business day of such interruption; provided, that in the event Tenant occupies some, but not all of the Premises during such interruption in services, the abatement afforded Tenant shall be a proportion of daily Base Rent equal to a fraction, the denominator of which is the Rentable Area of the Premises and the numerator of which is the Rentable Area of the portion of the Premises that is not occupied by Tenant during such interruption.

               To Landlord's current actual knowledge, all "Computer Controlled Facility Components" (as hereinafter defined) existing at the Project as of the date of this Lease and necessary for the operation of mechanical and life safety systems at the Project are "Year 2000 Compliant" (as hereinafter defined). Landlord's knowledge is based solely upon an ongoing investigation of some or all such Computer Controlled Facility Components being undertaken by a computer consultant retained by Landlord and/or Landlord's management company. Tenant acknowledges that said investigation is still continuing, and that Landlord cannot ensure that the consultant will not hereafter discover or otherwise inform Landlord that some Computer Controlled Facility Components are in fact not Year 2000 Compliant. Tenant further acknowledges that (i) the foregoing is provided for informational purposes only, (ii) Landlord shall have no liability to Tenant by reason thereof, and (iii) the foregoing shall not apply to (x) modifications to Computer Controlled Facility Components, (y) Computer Controlled Facility Components hereafter placed at the Project after the date of this Lease, or (z) any Computer Controlled Facility Components installed or placed at the Project by or on behalf of Tenant. Tenant shall ensure that any and all Computer Controlled Facility Components placed at the Project by or on behalf of Tenant or its affiliates shall be Year 2000 Compliant. Landlord shall permit Tenant to review the final written report generated by Landlord's consultant solely with respect to Computer Controlled Facility Components which affect mechanical and life safety systems serving the Premises and/or Common Areas of the Project; provided, however, that (i) Tenant must give Landlord two
(2) business days' written notice of its desire o review the report, (ii) such investigation shall occur in Landlord's office during Landlord's regular business hours, (iii) Tenant shall not be permitted to make copies of said report, (iv) Landlord may have a representative present throughout Tenant's review process, and (v) Tenant's representatives (who shall not exceed two (2) in number) shall, upon request by Landlord and as a condition to reviewing said report, execute and deliver to Landlord a confidentiality and non-disclosure agreement in a form and manner reasonably acceptable to Landlord.

               The term "Computer Controlled Facility Components" refers to software driven technology and embedded microchip technology, and shall include, without limitation, programmable thermostats, HVAC controllers, auxiliary elevator controllers, utility monitoring and control systems, fire detection and suppression systems, alarms, security systems, and any other facilities control systems utilizing microcomputer, minicomputer, or programmable logic controllers. "Year 2000 Compliant" means Computer Controlled Facility Components that accurately process date/time data (including, without limitation, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations.

               (c) If heat-generating equipment or lighting other than building standard lights are installed or used in the Premises and such equipment or lighting affects the temperature otherwise maintained by the air conditioning system, or if equipment is installed in the Premises which requires separate temperature-controlled room, at Landlord's election after notice to Tenant, Landlord shall install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning system serving the Premises, and the capital and maintenance costs of such facilities and modifications shall be borne by Tenant.

               (d) Tenant shall reimburse Landlord, upon billing thereof, for the cost of (i) all electricity, power and cooling energy for heat or air conditioning provided to the Premises. Tenant shall also pay the cost of any transformers, additional risers, panel boards and other facilities if and to the extent required to furnish power for supplementary air conditioning facilities in or serving the Premises or power for lighting and office equipment.

               (e) In the event that Landlord, at Tenant's request, provides services to Tenant that are not otherwise provided for in this Lease, Tenant shall pay Landlord's reasonable charges for such services upon billing thereof.

               (f) As of the Commencement Date, the Building has in place a key card access system which, subject to Landlord's rights and other provisions of this Lease, will permit Tenant to control which employees have access to the Building after normal Building hours. Landlord shall maintain such key card system in good operating condition and repair; provided, however, that Landlord may in its sole and absolute discretion remove any such key card access system from the Building.

               (g) As of the date of this Lease, contemplates (i) incorporating a restaurant and fitness center into the Project and (ii) that said restaurant and fitness center shall be operated as an amenity Landlord's tenants and not as profit making centers. Although Landlord has no reason to believe at this time that it will be unable to move forward with its plans for a restaurant and fitness center, it cannot guaranty that it will be able to do so, or even if it does, that it will be able to maintain said facilities in operation throughout the Term of this Lease. Furthermore, Landlord may determine in the future that it is necessary or reasonable to convert one or both of said facilities into "for profit" operations or to otherwise arrange for third party operators to do so; provided, however, that in such event, Landlord shall at that time discontinue including the costs and expenses associated with the applicable facility in Operating Expenses.

               (h) Tenant acknowledges that this Lease is what is commonly known as a "triple net" lease, and that Tenant shall be responsible for the payment of any and all costs and expenses of any and all services provided to the Premises by Landlord or others, regardless of whether or not this Lease states that such costs shall be paid by Tenant.

        7. Impositions Payable by Tenant. In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall pay or reimburse Landlord for any and all of the following items (hereinafter collectively referred to as "Impositions"), whether or not now customary or in the contemplation of the parties hereto: taxes (other than local, state and federal personal or corporate income taxes measured by the net income of Landlord from all sources), assessments (including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority, but only to the extent the Impositions are (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements shall be in Tenant or Landlord
(b) upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross receipts tax levied with respect to the receipt of such rental (c) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant to reimburse Landlord for the Impositions but it is lawful to increase the monthly rental to take into account Landlord's payment of the Impositions, the monthly rental payable to Landlord shall be revised to net Landlord the same net return without reimbursement of the Impositions as would have been received by Landlord with reimbursement of the Impositions. If any Imposition can be paid by Landlord in installments, then, for the purpose of calculating Tenant's obligation to pay Impositions, any such Imposition shall be deemed to be paid by Landlord in monthly installments over the remaining Term of this Lease, regardless of the manner in which Landlord actually pays such Imposition.

        8.     Alterations.

               (a) Tenant shall not make or suffer to be made any alterations, additions or improvements to the Premises (collectively, "Alterations"), without Landlord's prior consent, which consent shall not be unreasonably withheld (except that such consent may be granted or withheld in Landlord's sole and absolute discretion as to any proposed Alterations which would affect the Building exterior, structural components or utility or life-safety systems). For purposes hereof, "Alterations" shall include, without limitation, air lines, power panels, electrical distribution, security, fire protection systems, communications (including, without limitation, telephone lines), lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing, in, on or about the Premises. Notwithstanding the foregoing, Tenant may make cosmetic alterations to the Premises, the individual cost of which does not exceed twenty-five thousand dollars ($25,000.00)(but in no event more than an aggregate cost of fifty thousand dollars ($50,000.00) during any twelve (12) month period), without Landlord's consent as long as (i) Tenant provides Landlord with at least thirty (30) days' notice thereof and (ii) such changes are not visible from outside the Building and do not affect in any way the Building exterior, structural components or utility or life-safety systems of the Building (in each case a "Permitted Alteration"; the term "Alterations" shall include "Permitted Alterations"). All Alterations shall be made by Landlord for Tenant's account in accordance with the procedures set forth in this Section. All Alterations shall immediately become Landlord's property and, at the end of the Term hereof, shall remain on the Premises without compensation to Tenant unless Landlord elects by notice to Tenant to require the removal of any such Alterations, in which event Tenant shall be responsible for the cost of Landlord's removal of such Alterations and restoration of the Premises to its condition prior to the installation of such Alterations. Notwithstanding the foregoing, Tenant may include the following notice (in bold, all capitalized twelve point type) in its request for consent to an Alteration: "LANDLORD'S RESPONSE TO THIS REQUEST FOR CONSENT MUST INCLUDE LANDLORD'S ELECTION TO REQUIRE TENANT TO REMOVE THE SUBJECT ALTERATION AT THE EXPIRATION OF THE LEASE TERM OR LANDLORD WILL BE DEEMED TO HAVE WAIVED ITS RIGHT TO REQUIRE TENANT TO REMOVE SAID ALTERATION". Tenant shall not be required to remove the Alteration at the expiration of the Term if the foregoing language was included in Tenant's request for consent and Landlord failed to make such election in its response thereto; provided, however, that Landlord's waiver, if any, shall automatically (and retroactively) be void if this Lease terminates as a result of Tenant's default.

               (b) Plans and specifications for the Alterations shall be prepared at Tenant's expense by either its architect or Landlord's architect if Tenant so elects, and by engineers approved by Landlord where mechanical or electrical engineering services are required by the nature of the Alterations. Tenant shall cause any architect retained by it to follow the standard construction administration procedures and to utilize the standard specifications and details promulgated by Landlord for the Building. The plans and specifications shall be subject to approval by Landlord and Tenant, which approval shall not be unreasonably withheld by either party, and following such approval Landlord shall obtain quotations of the cost of the Alterations as reflected by the approved plans and specifications from one or more general contractors approved by Landlord for construction in the Building. Landlord shall submit the quotations to Tenant, shall accept the quotations approved by Tenant, and shall proceed to enter into a contract for the construction or installation of the Alterations with the contractor whose quotation was approved by Tenant. Landlord itself does not warrant the cost of the Alterations or the timeliness of performance or the quality of the contractor's work, but Landlord shall use reasonable efforts to secure performance of the construction contract for Tenant's benefit.

               (c) In the event Landlord or the contractor is instructed by Tenant to proceed with any changes to the alterations without a prior determination of any increased costs resulting from such changes and without approval of such increases by Tenant, or in the event Tenant is responsible for increased costs attributable to a delay or acceleration in the time for construction, the amount of any increased costs shall be as reasonably determined by Landlord upon completion of the Alterations, subject only to Landlord's reasonable efforts in causing the contractor to furnish Tenant appropriate back-up information concerning increased costs, if any.

               (d) The cost of the Alterations to be paid by Tenant, excluding the Tenant Improvements (as defined in Exhibit "C", which shall governed by Exhibit "C") shall include a reasonable charge for the administration by Landlord or its agent of the construction or installation of the Alterations, which Landlord and

Tenant agree shall be ten percent (10%) of the total costs of design and construction; provided, however, that Tenant shall not be required to pay said administration charge in connection with Permitted Alterations if Tenant (i) selects its contractor from Landlord's then current list of approved licensed contractors or (ii) uses a licensed contractor approved by Landlord in advance, and such approval expressly provides that Landlord waives its right to said administration charge.

               (e) Tenant shall pay to Landlord all amounts payable by Tenant pursuant to this Section within fifteen (15) days after billing by Landlord. Bills may be rendered in advance of or during the progress of the Alterations so as to enable Landlord to pay the contractor, architect or engineer without advancing Landlord's own funds. At Landlord's election, Tenant shall deposit with Landlord prior to the commencement of the Alterations the estimated cost thereof or such lesser portion as Landlord shall specify, to be held and applied to the cost as incurred. Any surplus funds shall be returned to Tenant when the Alterations have been paid for in full.

               (f) Landlord may delegate some or all of its authority and responsibilities under this Section 8 to its managing agent, which may be an affiliate of Landlord.

        9. Liens. Tenant shall keep the Premises, Building and Project free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises, Building and/or Project from such liens. Tenant shall remove any such lien by bond or otherwise within ten (10) days after notice from Landlord, and if Tenant shall fail to do so, Landlord may, but shall not be obligated to, pay the amount necessary to remove such lien without being responsible for investigating the validity thereof. Any amount so paid by Landlord shall be deemed additional rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Premises, Building or Project to any liens whether claimed by operation of law or express or implied contract.

        10. Repairs. By entry hereunder Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises, subject to any applicable provisions of Exhibit "C"; except for any defects which Tenant describes in any "punch-list" described in Exhibit "C" and latent Building defects. Tenant shall deliver written notice of any latent Building defect to Landlord within ten (10) business days following Tenant's discovery thereof, and Tenant's failure to deliver such notice shall be deemed an admission by Tenant that the subject defect was not a latent defect. Landlord shall promptly investigate and repair any defects identified in the Latent Building Defect Notice which exist and shall diligently pursue such repair to completion. Tenant shall, at all times during the Term and at Tenant's sole cost and expense, keep the Premises (including, without limitation, any Tenant Improvements, Alterations (including the antennae described in Section 42 below) and Tenant's furniture, fixtures, equipment and personal property in the Premises) in good condition and repair (regardless of the cost therefor and/or the time remaining on the Term), ordinary wear and tear, damage thereto by fire (unless caused by or contributed to by Tenant), earthquake, act of God or the elements excepted. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises and all rights under Sections 1932(1), 1941 and 1942 of the California Civil Code or any successor statute. Tenant shall at the end of the Term surrender to Landlord the Premises and all Alterations thereto that are to remain in the Premises in the same condition as when received, ordinary wear and tear and damage by fire (unless the same is caused by or contributed to by Tenant), earthquake, act of God or the elements excepted. Tenant shall remove all of its personal property and equipment from the Premises prior to the expiration of the Term or earlier termination of this Lease, and if Tenant fails to remove the same, Landlord may do so and store or dispose of the same at Tenant's sole cost. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises, except as specifically otherwise provided in this Lease. No representations respecting the condition of the Premises, the Building or the Project have been made by Landlord to Tenant, except as specifically provided in this Lease.

        11.    Destruction or Damage.

               (a) In the event the Premises or the portion of the Building necessary for Tenant's occupancy are damaged by fire, earthquake, act of God, the elements or other casualty, within sixty (60) days after such event, Landlord shall notify Tenant of the estimated time, in Landlord's reasonable judgment, required for repair or restoration. If such estimated time for repair or restoration is less than one hundred eighty (180) days after the date of casualty and the cost of repair is covered by insurance maintained by Landlord, Landlord shall forthwith repair or restore the Premises or the portion of the Building necessary for Tenant's occupancy, to the extent of insurance proceeds received on account of such casualty. If the time for repair or restoration is in excess of one hundred eighty (180) days after the date of casualty or the cost of repair is not covered by Landlord's insurance, Landlord shall elect, in the same notice Tenant, either (i) to repair or restore the Premises or the portion of the building necessary for Tenant's occupancy, in which event this Lease shall continue in full force and effect (unless Tenant exercises its right to terminate this Lease as provided below), or (ii) to terminate this Lease, in which event this Lease shall terminate as of the date of such fire or other casualty. In the event Landlord is obligated or elects to repair the Premises pursuant to this Section 11 (unless Tenant exercises its right to terminate this Lease as provided below), this Lease shall remain in full force and effect except that, if such damage is not the result of the act or omission of Tenant or Tenant's employees, agents, representatives, contractors or invitees, an abatement of rental shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant (but only to the extent actually not used by Tenant) in the conduct of its business during the time such part is so unusable. Notwithstanding the foregoing, if (i) Landlord's estimate states that the repair or restoration of the subject casualty damage will take longer than twelve (12) calender months to substantially complete and (ii) no default by Tenant has occurred (including any matter which would constitute a default either with the passage of time or the giving of notice, then Tenant shall have the right to terminate this Lease by written notice delivered to Landlord within five (5) days following the date of Landlord's estimate, and Tenant's failure to deliver such termination notice shall be deemed an election by Tenant not to terminate the Lease.

               (b) Notwithstanding anything to the contrary contained in this
Section 11, in the event of casualty to the Premises or the portion of the Building necessary for Tenant's occupancy during the final 12 months of the Term which is estimated by Landlord in good faith to require in excess of thirty (30) days to repair or restore (with respect to Landlord's termination right) or ninety (90) days to repair or restore (with respect to Tenant's termination right), then either Landlord or Tenant may elect to terminate this Lease by written notice to Tenant delivered within five (5) days of the date of Landlord's estimate.

               (c) If the Premises or the Building are to be repaired or restored under this Section 11, Landlord shall repair or restore the Building and all improvements in the Premises other than any of Tenant's furniture, fixtures, equipment, personal property, and any Tenant Improvements and Alterations made by or for Tenant. Tenant shall be responsible for the repair or restoration of any such Tenant's furniture, fixtures, equipment, personal property, and any Tenant Improvements and Alterations made by or for Tenant, provided that any repair of such Tenant Improvements or Alterations shall be performed by Landlord, at Tenant's cost.

               (d) Landlord and Tenant acknowledge that their respective rights and obligations in the event of any damage to or destruction of the Premises or the Building are to be governed exclusively by this Lease and waive their respective rights under Sections 1932(2) and 1933(4) of the California Civil Code or any successor statute.

        12.    Insurance.

               (a) Tenant shall, during the Term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

                   (1) All Risk insurance (including, without limitation, sprinkler leakage and earthquake sprinkler leakage endorsements) upon property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally liable or installed by or on behalf of Tenant, including, without limitation, furniture, fixtures, personal property, any Tenant Improvements (pursuant to Exhibit "C") and Alterations, in an amount not less than ninety-five percent (95%) of the full replacement cost thereof, and







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

providing business interruption coverage for a period of one year. All such insurance policies shall name Tenant as named insured thereunder, shall name Landlord, and, at Landlord's request, Landlord's "Mortgagees" (as defined in Section 23 below), as loss payees thereunder, all as their respective interests may appear. Not less frequently than once every three (3) years, Landlord shall have the right to notify Tenant that it elects to have the replacement value redetermined by an insurance company or insurance consultant. The redetermination shall be made promptly and in accordance with the rules and practices of the Board of Fire Underwriters, or a like board recognized and generally accepted by the insurance company, and each party shall be promptly notified of the results by the company. The insurance required under this Lease shall be adjusted according to the redetermination. All vendors, movers and contractors engaged by or on behalf of Tenant to perform work in or about the Premises shall deliver proof of insurance to Landlord before said person or entity will be permitted to commence work, which insurance must be reasonably acceptable to Landlord.

                   (2) Commercial general liability insurance coverage, including personal injury, bodily injury, broad form property damage and contractual liability (covering the indemnity contained in Section 13), in amount not less than $1,000,000.00 per occurrence, $2,000,000.00 aggregate. All such insurance policies shall name Tenant as named insured thereunder and shall name Landlord and Landlord's managing agent and Mortgagees as additional insureds thereunder. Such insurance shall be written as primary coverage and non-contributing with respect to any insurance maintained by Landlord.

                   (3) Workers' Compensation and Employer's Liability Insurance in form and amounts not less than that required by applicable law, but in no event will the coverage provided under Tenant's Employer's Liability Insurance be less than five hundred thousand dollars ($500,000.00) or such other amount as Landlord may be reasonably require.

                   (4) Any other form or forms of insurance as Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which a prudent tenant of a comparable size and in a comparable business would protect itself.

               (b) All policies shall be written in a form reasonably satisfactory to Landlord and shall be taken out with insurance companies admitted in the State of California holding a General Policyholders Rating of "A-" and a Financial Rating of VII or better, as set forth in the most current issue of Best's Insurance Reports. Prior to the date Tenant takes possession of any part of the Premises, Tenant shall deliver to Landlord copies of policies or certificates evidencing the existence of the amounts and forms of coverage required hereunder, and said certificates shall provide that no such policy shall be cancelable or reducible in coverage except after thirty (30) days' prior written notice to Landlord and any additional insureds or loss payees thereunder. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or binders thereof, or if Tenant fails to do so, Landlord may order such insurance and charge the cost thereof shall be due from Tenant to Landlord upon demand as additional rent.

               (c) During the Term, Landlord shall insure the Project (excluding, at Landlord's option, any property which Tenant is obligated to insure under Sections 12(a) above) against damage with All Risk insurance and commercial general liability insurance, in such amounts and with such deductibles as would be carried by prudent landlords of comparable properties (Tenant acknowledges that a deductible of ten thousand dollars ($10,000.00) is reasonable). Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it deems advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

               (d) If Tenant's occupancy or business in or upon the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or the Project, Tenant shall pay as additional rent any such increase in premiums within ten (10) days after being billed therefor by Landlord.

               (e) All policies of insurance required hereunder, including, without limitation, Workers' Compensation and Employer's Liability insurance, shall include a clause or endorsement denying the insurer any rights of subrogation






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

against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by policies of insurance, including, without limitation, Workers' Compensation and Employers' Liability insurance, to the extent insurance proceeds cover the injury or loss.

        13. Indemnification. Tenant hereby waives all claims against Landlord for damage to any property or injury or death of any person in, upon or about the Premises or Project arising at any time and from any cause other than by reason of gross negligence or wilful misconduct of Landlord, its employees, agents or representatives. Tenant shall indemnify, defend and hold harmless Landlord from and against any and all claims, demands, losses, liabilities, damages, costs and/or expenses (including, without limitation, reasonable attorneys' fees and expenses) arising out of (a) any injury to or death of any person or damage to or destruction of property attributable to or resulting from the use of the Premises by Tenant, except such as is caused by gross negligence or willful misconduct of Landlord, its employees, agents or representatives, (b) the acts or omissions of Tenant or any of Tenant's employees, agents, representatives or invitees (including, without limitation, acts or omissions with respect to Hazardous Materials), and/or (c) any breach of this Lease by Tenant. The provisions of this Section shall survive the expiration of the Term or earlier termination of this Lease.

        14. Compliance with Legal Requirements. Tenant, at its sole cost and expense (regardless of the cost therefor or the time remaining on the term), shall promptly comply with all Laws (including, without limitation, Laws respecting accessibility or use of the Premises by disabled persons) now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any directive or occupancy certificate issued pursuant to any Law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding structural changes to the Premises or Building required to comply therewith, which structural changes shall be performed by Landlord as an item of Operating Expenses in accordance with Section l(d) above (except that Tenant shall be solely responsible for the cost of such structural changes as additional rent within ten (10) days following Landlord's demand, to the extent such structural changes are required as a result of Tenant's acts, specific use of the Premises, or improvements or Alterations made by or for Tenant). Notwithstanding the foregoing, Tenant shall not be required to pay any cost or expense for causing the Premises, or any portion thereof, as the same exist on the Commencement Date, to comply with the Americans with Disabilities Act, as in effect on the Commencement Date; provided, however, that Tenant will be responsible for any such compliance costs which result from Tenant's specific use of the Premises and/or from the existence of any improvements and/or Alterations constructed by or on behalf of Tenant.

        15.    Assignment and Subletting.

               (a) Tenant shall not, without the prior consent of Landlord, which consent shall not be unreasonably withheld, assign or hypothecate this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. For purposes hereof, in the event Tenant is a partnership, a withdrawal or change of the managing partner, or partners owning more than a controlling interest in the partnership in one or more transfers, or if Tenant is a corporation, any transfer of a majority of its stock in one or more transfers, or the transfer by the controlling shareholder of so much of its stock that it is no longer the controlling shareholder, shall constitute a voluntary assignment and shall be subject to the provisions of this Section 15; provided, however, that if Tenant's stock is publicly traded on either the American, New York or NASDAQ stock exchanges, then in the case of a transfer of a majority (or other amount sufficient to cause a change in control) of the Tenant's stock to another company (whose net worth is equal to or greater than Tenant's then current net worth), Landlord's consent to such voluntary assignment shall not be required. In connection with each consent requested by Tenant, Tenant shall submit to Landlord not less than twenty (20) days prior to the effective date of the proposed transaction, the terms of the proposed transaction, the







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

identity of the parties to the transaction, the proposed documentation for the transaction and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein. Within sixty (60) days of receipt of such request for consent and other required information, Landlord shall elect either to: (i) consent to such proposed transaction (ii) refuse such consent, which refusal shall be on reasonable grounds or (iii) elect to terminate this Lease effective as of the date Tenant proposes to assign this Lease or sublet all of the Premises, or in the case of sublease or subleases which, in the aggregate, affect twenty-five percent (25%) or more of the Rentable Area of the Premises for the time remaining of the then current Term, terminate this Lease as to the portion of the Premises proposed to be sublet as of the date of such proposed partial sublease. Nothing contained in this Section 15 shall be deemed a waiver of Landlord's right to elect to terminate this Lease in accordance with clause (iii) of the foregoing sentence including, but not limited to, Landlord's failure to exercise its right to terminate this Lease with respect to any previous assignment or subletting. Further, Tenant understands and acknowledges that Landlord's option to terminate this Lease rather than approve the assignment thereof or the subletting of all or any portion of the Premises, is a material inducement for Landlord's agreeing to lease the Premises to Tenant upon the terms and conditions herein set forth.

               (b) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances: (1) if at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under this lease or would be in default under this Lease but for the pendency of any grace or cure period under Section 18 below (2) if the proposed assignee or subtenant is a governmental agency (3) if the proposed assignee or subtenant is an existing tenants in the Project or Landlord is then or within the prior 6 months has been negotiating with such assignee or subtenant for the lease of space within the Project (4) if, in Landlord's reasonable judgment, the use of the Premises by the proposed assignee or subtenant would not be comparable to the types of office use by other tenants in the Project, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, would result in more than a reasonable number of occupants per floor, or would require increased services by Landlord or (5) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or subtenant does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation, or business of the proposed assignee or subtenant is not consistent with the quality of the other tenancies in the Building.

               (c) In the case of an assignment, one-half of any sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant, and the cost of any real estate commissions and other generally recognized and available concessions incurred by Tenant in connection with such assignment. In the case of a subletting, one-half of any sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises,
(2) the cost of leasehold improvements made to the sublet portion of the Premises at Tenant's cost, amortized over the term of the applicable sublease except for leasehold improvements made for the specific benefit of the subtenant, which shall be amortized over the term of the sublease, and (3) the cost of any real estate commissions and other generally recognized and available concessions incurred by Tenant in connection with such subletting, amortized over the term of the sublease.

               (d) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting or a waiver of any of the terms of this Lease. No assignee or subtenant shall have a right further to assign or sublet without Landlord's prior consent in accordance with this Section 15. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against






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

Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease.

               (e) A condition to Landlord's consent to any assignment or other transfer of this Lease shall be the delivery to Landlord of a true copy of the fully executed instrument of assignment or transfer, and the delivery to Landlord of an agreement executed by the assignee or transferee in form and substance satisfactory to Landlord and expressly enforceable by Landlord, whereby the assignee or transferee assumes and agrees to be bound by all of the provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition to Landlord's consent to any sublease, Landlord may require that such sublease include among other items, provisions stating (i) that it is subject and subordinate to this Lease and to all Mortgages and ground leases affecting the Project, (ii) Landlord shall be a third party beneficiary of the obligations of Tenant's subtenant and may enforce the terms of said sublease against said subtenant, and (iii) that in the event of a termination of this Lease for any reason, including without limitation, a voluntary surrender by Tenant or mutual cancellation by Landlord and Tenant, or in the event of any re-entry or repossession of the Premises by Landlord, such sublease shall terminate, except that Landlord, at its option, may elect to continue such sublease in effect and require that such subtenant attorn to and recognize Landlord as its landlord under such sublease.

               (f) In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any assignment, subletting, hypothecation or other action requiring Landlord's consent hereunder, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith.

               (g) Notwithstanding subsection (a) above, the original Tenant hereunder may without Landlord's consent assign its interest in this Lease or sublet all or a portion of the Premises to any affiliate of Tenant provided that
(i) Tenant gives Landlord thirty (30) days prior written notice and delivers to Landlord concurrently with such notice all of the information which would otherwise be required in connection with a request for consent, (ii) the transaction complies with the provisions of Section 15(e) above and (iii) the assignee or subtenant has a financial worth sufficient, in Landlord's reasonable good faith determination, to fulfil the obligations of Tenant under this Lease. For purposes of this Section 15(g), an "affiliate" means any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, Tenant. The original Tenant hereunder shall also have the right without Landlord's consent to assign its interest in this Lease to a corporation (or other business entity) into which it may merge or which may otherwise succeed to all or substantially all of said original Tenant's assets, provided that (i) the assignment complies with the conditions stated above with respect to assignments or sublettings to an affiliate and (ii) the assignee, after giving effect to said merger, has a financial worth sufficient, in Landlord's reasonable good faith determination, to fulfil the obligations of Tenant under this Lease. An affiliate of the original Tenant hereunder shall have all rights of the original Tenant under this Lease.

        16. Rules. Tenant shall faithfully observe and comply with the rules and regulations attached hereto as Exhibit "D", and after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord, which may include parking regulations designed to ensure more orderly and efficient parking at the Project. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building or the Project of any such rules and regulations. Landlord shall endeavor to apply and enforce its rules and regulations in a non-discriminatory manner; provided, however, that Tenant is aware that the rules and regulations under this Lease and other Project leases are not identical.

        17. Entry by Landlord. Landlord may enter the Premises at reasonable hours and, except in the case of a perceived emergency, after reasonable notice (but in no event shall more than one (1) day's notice be required), to (a) inspect the same (b) exhibit the same to prospective purchasers, lenders or, during the last nine (9) months of the Term, tenants (c) determine whether Tenant is complying with its obligations under this Lease (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder (e) post notices on non-responsibility (f) make repairs or perform maintenance required of Landlord under the terms hereof, make repairs to any adjoining space or utility services, or make repairs, alterations or improvements to any other portion of the Building or (g) cure any default in the performance of Tenant's obligations under this Lease pursuant to Section 19 (c) below provided, however, that all such work shall be done as promptly as reasonably possible and so as to minimize unreasonable interference with the operation of Tenant's business from the Premises to the extent reasonably practicable. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry, except to the extent caused by Landlord's gross negligence or wilful misconduct. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance) and Landlord shall have the right to use any and all means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord in an emergency shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

        18. Tenant's Default. The following events shall constitute events of default under this Lease:

               (a) a failure by Tenant to pay when due any rent or other sum payable hereunder and the continuation of such default for a period of three (3) days after written notice that the same is due;

               (b) a failure by Tenant to perform any of the other terms, covenants, agreements or conditions contained herein, and, if the failure is curable, the continuation of such failure for a period of thirty (30) days after notice by Landlord; provided, however, that if the nature of Tenant's obligation is such that more than thirty (30) days are required for performance, then Tenant shall not be in default if Tenant commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion; provided, Tenant's cure period shall automatically be shortened to a reasonable time (ie less than thirty (30) days) in the case of an emergency;

               (c) the bankruptcy or insolvency of Tenant, transfer by Tenant in fraud of creditors, an assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within sixty (60) days thereafter;

               (d) the appointment of a receiver for a substantial part of the assets of Tenant;

               (e) the abandonment of the Premises for a period of twenty (20) consecutive days or more (or an aggregate of forty (40) days during any three
(3) calendar months) and a concurrent failure to pay rent;

               (f) the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution and the failure to have such attachment or execution vacated within thirty (30) days thereafter; or

               (g) the breach or default by Tenant or an affiliate of Tenant under any other lease or other agreement under which Tenant or such affiliate occupies or previously occupied other space at the Project.

        Any notice of default to be given pursuant to this Section 18 shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor statute.

        19.    Landlord's Remedies.

               (a) In the event of any default by Tenant pursuant to Section 18 above, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from Tenant: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination plus (ii) the worth at the time of award of the amount by which the







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

unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

               As used in clauses (i) and (ii) of this Section 19(a) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in clause (iii) of this Section 19(a) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

               (b) In the event of any such default by Tenant, Landlord shall also have the right to reenter the Premises and remove all persons and property therefrom by summary proceedings or otherwise such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant or disposed of in a reasonable manner by Landlord. In the event Landlord shall elect to reenter as provided above, or shall take possession of the Premises pursuant to legal proceedings or pursuant to any notice provided by law, and if Landlord does not elect to terminate this Lease as provided by law, then Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. It is the intention of the parties that in addition to, and without limitation upon, all other rights and remedies set forth in this Lease, Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due). In the event that Landlord shall elect to relet, then rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness, other than Base Rent due hereunder, owed by Tenant to Landlord second, to the payment of any cost of such reletting third, to the payment of the cost of any alterations and repairs to the Premises fourth, to the payment of Base Rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting, including but not limited to brokerage commissions, or in making alterations and repairs not covered by the rentals received from such reletting. No reentry or taking possession of the Premises by Landlord pursuant to this Section 19, shall be construed as an election to terminate this Lease unless a written notice of such intention be given by Landlord to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Landlord may at any time after such reletting elect to terminate this Lease for any such default by Tenant.

               (c) If Tenant fails to perform any covenant or condition to be performed by Tenant, Landlord may, but without obligation to do so, perform such covenant or condition at its option, after notice to Tenant. All costs incurred by Landlord in so performing shall immediately be reimbursed to Landlord by Tenant, together with interest at the Interest Rate computed from the due date. Any performance by Landlord of Tenant's obligations shall not waive or cure such default. Landlord may perform Tenant's defaulted obligations at Tenant's sole cost and expense without notice in the case of any emergency. All costs and expenses incurred by Landlord, including reasonable attorneys' fees (whether or not legal proceedings are instituted), in collecting rent or enforcing the obligations of Tenant under the Lease shall be paid by Tenant to Landlord upon demand. Tenant's obligations pursuant to this Section 19 (c) shall survive the expiration or earlier termination of this Lease.

               (d) Tenant hereby waives, for itself and all persons claiming by and under Tenant, all rights and privileges which it might have under any present or future Laws to redeem the Premises or reinstate or to continue the Lease after being dispossessed or ejected from the Premises. All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be







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

cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease.

               (e) In addition to the remedies described in Sections 19(a)-(d) above, Landlord shall be entitled to recover from Tenant under this Lease all amounts necessary to compensate Landlord for all the detriment proximately caused by any breach or default described in Section 18(g) above. The remedy provided for in this Section 19(e) shall be in addition to any and all remedies available in the other lease or agreement to which such breach or default pertains.

        20. Landlord's Default and Tenant's Remedies. Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30 day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease or withhold rent as a result of Landlord's default and Tenant's remedies shall be limited to an action for damages, injunction or specific performance of this Lease. Notwithstanding anything contained in this Lease to the contrary, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord, their sole and exclusive remedy shall be against Landlord's interest in the Project. Tenant and all such successors and assigns agree that the obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, whether general or limited, members, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability with respect to this Lease.

        21. Attorneys' Fees. In the event of any dispute between Landlord or Tenant, whether or not suit is filed, or if either Landlord or Tenant shall institute any action or proceeding against the other party relating to this Lease, the non-prevailing party in such action or proceeding shall reimburse the prevailing party for its disbursements incurred in connection therewith and for its reasonable attorneys' fees, whether or not such action or proceeding is pursued to judgment. In addition to the foregoing award of attorneys' fees to the prevailing party, the prevailing party in any action or proceeding on this Lease shall be entitled to its reasonable attorneys' fees incurred in any post-judgment proceedings to collect or enforce any such judgment. This provision is separate and several and shall survive (i) the expiration or earlier termination of this Lease and (ii) the merger of this Lease into any judgment on this Lease.

        22. Eminent Domain. If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain or sale in lieu of such taking (collectively, any "Taking"), this Lease shall terminate as to the part so taken as of the date of Taking, and, in the case of a partial Taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within thirty (30) days after such date, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of the Taking of a material portion of the Project (whether or not the Premises is affected thereby), Landlord shall have the right to terminate this Lease by notice to Tenant within 30 days following such Taking. In the event of any Taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease or otherwise. Notwithstanding the foregoing, Tenant may apply to the condemning party for a separate award for Tenant's relocation costs, loss of good will and the unamortized cost of any Alterations paid for by Tenant which Tenant would otherwise be entitled to remove at the expiration or earlier termination of the Term, unless such award diminishes the award otherwise payable to Landlord, in which case Tenant shall be precluded from making such an application. In the event of a partial Taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced. The parties agree that their respective rights and obligations in the event of any Taking shall be governed by the terms of this







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

Lease and hereby waive any and all rights under Section 1265.130 of the California Code of Civil Procedure.

        23.    Subordination.

               (a) This Lease and Tenant's rights hereunder shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, any "Mortgage"), now or hereafter placed by Landlord upon the Project, Building or other real property of which the Premises is a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Tenant agrees that the ground lessors, mortgagees, trust deed beneficiaries and other lienholders under any such Mortgages (collectively, "Mortgagees") shall have no duty, liability or obligation to perform any of the obligations of Landlord under this Lease, but that in the event of Landlord's default with respect to any such obligation, Tenant will give any Mortgagee whose name and address have been furnished Tenant in writing for such purpose notice of Landlord's default and allow such Mortgagee thirty (30) days (or if more than thirty (30) days is required to effect such cure, such additional time as may be necessary) following receipt of such notice for the cure of said default before invoking any remedies Tenant may have by reason thereof. If any Mortgagee shall elect to have this Lease and/or Tenant's rights hereunder superior to the lien of its Mortgage and shall give written notice thereof to Tenant, this Lease and such rights shall be deemed prior to such Mortgage, notwithstanding the relative dates of the documentation or recordation thereof

               (b) Notwithstanding any such subordination, and at the election of a Mortgagee or any other party who acquires ownership of the Premises by reason of the exercise of rights under a Mortgage or through a deed in lieu of foreclosure, Tenant agrees to attorn to such Mortgagee or other party, and in the event of such exercise of remedies and such election, such new owner shall not: (i) be liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Tenant might have against any prior landlord, (iii) be bound by prepayment of more than one month's rent, or (iv) be required to perform any obligations of any prior landlord under the Lease.

               (c) The agreements contained in this Section 23 shall be effective without the execution of any further documents and shall survive the exercise of remedies under a Mortgage provided, however, that, upon written request from Landlord or a Mortgagee, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any of the matters provided for herein.

               (d) Notwithstanding Sections 23(a) and (b) above, Tenant's obligation to subordinate this Lease to any Mortgage(s) entered into after the date of this Lease shall be subject to Tenant's receiving assurance (a "Non-Disturbance Agreement") from the Mortgagee that Tenant's possession and this Lease shall not be disturbed as long as (i) no default by Tenant (or event which would constitute a default with the passage of time or the giving of notice) has occurred and (ii) Tenant attorns to said Mortgagee as provided above. Landlord shall also use its best efforts to obtain a Non-Disturbance Agreement from the Mortgagee, if any, holding a Mortgage against the Project as of the date of this Lease; provided, however, that Tenant shall pay all costs and expenses, including, without limitation, attorneys' fees, incurred by Landlord in connection with such efforts. The form and content of any Non-Disturbance Agreement required under this Section 23(d) shall be determined by the Mortgagee.

        24. Sale. In the event the original Landlord hereunder, or any successor owner of the Project, shall sell or convey the Project, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

        25. Estoppel Certificate. At any time and from time to time, but in no event later than ten (10) business days after request by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of the modification),
(b) the amount of the Base Rent and most recent Escalation Rent, if any, and the date to which such rental has been paid, (c) that no notice has been received by







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

Tenant of any default which has not been cured, except as to defaults specified in the certificate, (d) that no default of Landlord is claimed by Tenant, except as to defaults specified in the certificate, and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective Mortgagee under any Mortgage on the project or Building. Tenant's failure to deliver such statement within such time shall constitute a default by Tenant under this Lease and shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that not more than one (1) monthly installment of Base Rent and Escalation Rent in the amount specified by Landlord has been paid in advance, and (iii) that there are no uncured defaults in Landlord's performance. Within ten (10) days following Landlord's request from time to time during the Term, Tenant shall deliver to Landlord Tenant's current financial statement and financial statements for the two (2) years prior to the current financial statement year, prepared in accordance with generally accepted accounting principles, consistently applied. Notwithstanding the foregoing, during such time that Tenant stock is publicly traded, Tenant need only endeavor to deliver a copy of the financial reports most recently published with the SEC. Landlord shall use reasonable efforts not to divulge any confidential financial information of Tenant contained in an estoppel certificate to any third parties (other than Landlord's officers, directors, employees, accountants, attorneys and others as reasonably required in the conduct of Landlord's business, or as otherwise required by applicable securities Laws); except in the case of any litigation concerning this Lease, in which event Landlord shall use reasonable efforts to keep such financial terms confidential.

        26.    Intentionally Omitted.

        27. No Light, Air, or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

        28. Holding Over. If Tenant holds possession of the Premises after expiration of the Term of this Lease or any termination of this Lease, Tenant shall become a tenant at sufferance only, at a monthly rental equivalent to 150% of the then prevailing monthly rental paid by Tenant at the expiration of the Term or termination of this Lease, payable in advance on or before the first day of each month, and otherwise subject to the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal or extension of this Lease. If Tenant fails to surrender the Premises within thirty
(30) days following the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify, defend and hold harmless Landlord from and against any and all claims, demands, losses, liabilities, damages, costs and/or expenses (including, without limitation, reasonable attorneys, fees and expenses) arising out of such failure to surrender including, without limitation, any claim made by any succeeding tenant.

        29. Security Deposit. Concurrently with its execution of this Lease, Tenant shall deposit with Landlord the sum specified in the Basic Lease Information (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other sums due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other sum in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall within ten (10) days after demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount thereof and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without interest (except as provided below), to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the Term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Security Deposit. If this Lease provides for periodic increases in Base Rent, Lessee shall, within ten (10) days after demand by Landlord, increase the amount of the Security Deposit to equal the Base Rent then in effect.

        Notwithstanding the foregoing, provided that no default by Tenant has occurred by Tenant under the Lease (including any matter which would constitute a default either with the giving of notice or the passage of time), Landlord shall refund a portion of Tenant's Security Deposit to Tenant as follows:

        (i) If Tenant's business generates three million dollars ($3,000,000.00) in gross sales during any calendar year during the Term, Landlord shall refund thirty thousand dollars ($30,000.00) of Tenant's Security Deposit to Tenant, plus interest on said portion of the Security Deposit at the rate of five and one-half percent (5 1/2%) per annum; and

        (ii) If Tenant's business generates three million dollars ($3,000,000.00) in net profits during any calendar year during the Term, Landlord shall refund an additional forty thousand dollars ($40,000.00) of Tenant's Security Deposit to Tenant, plus interest on said portion of the Security Deposit at the rate of five and one-half percent (5 1/2%) per annum;

        provided, however, that in no event will Landlord be required at any time before the expiration of the Term to refund or otherwise release to Tenant any portion of the Security Deposit if such refund or release would result in the remaining Security Deposit held by Landlord being less than thirty thousand dollars ($30,000.00), and no interest shall at any time be payable by Landlord with respect to said remaining Security Deposit. Tenant shall demonstrate that it has meet the gross revenue and/or net profit thresholds set forth above by delivering to Landlord either (i) audited financial statements in a form and manner reasonably acceptable to Landlord or (ii) copies of Tenant's federal income tax returns, certified by Tenant's President and Secretary as true and accurate copies of the tax returns filed by Tenant with the Internal Revenue Service. Landlord shall refund the applicable portion of the Security Deposit, together with interest thereon as provided above, within thirty (30) days following Landlord's receipt from Tenant of the aforementioned evidence that the applicable financial threshold has been met.

        30. Waiver. The waiver by Landlord of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with such terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of the preceding breach at the time of acceptance of the rental.

        31. Notices and Consents. All notices, consents, demands and other communications from one party to the other that are given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given two (2) full business days following deposit in the United States mail, certified or registered, postage prepaid, or one (1) business day following transmittal by reputable overnight courier (such as Federal Express), or when hand delivered, to the respective addresses for delivery of notices specified in the Basic Lease Information, or to such other place as either party may from time to time designate in a notice to the other party. Notwithstanding the foregoing, Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises. Failure to deliver a copy of any notice as provided in the Basic Lease Information shall not invalidate any notice or extend the time for performance if the notice is given to the primary recipient listed in the Basic Lease Information.

        32. Complete Agreement. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease or the Project. There are no representations between Landlord and Tenant other than those contained in this Lease. All implied warranties, including implied warranties of merchantability and fitness, are excluded.

        33.    Authority. If either party signs as a corporation, each of the






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

persons executing this Lease on behalf of said party warrants that it is a duly authorized and existing corporation, that said party has and is qualified to do business in California, that the corporation has the full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so. If either party signs as a partnership, each of the persons executing this Lease on behalf of said party warrants that said party is a partnership, that the partnership has the full right and authority to enter into this Lease, and that each person signing on behalf of the partnership is authorized to do so. If either party signs as a limited liability company, trust, or some other entity, each of the persons executing this Lease on behalf of said party warrants that said party is the type of entity stated, that the entity has the full right and authority to enter into this Lease, and that each person signing on behalf of said entity is authorized to do so.

        34. Brokers. Landlord shall be responsible for the payment of any commissions owing in connection with this Lease to the brokers specified in the Basic Lease Information, if any (collectively, "Broker"), pursuant to separate agreement. Landlord and Tenant each represent and warrant that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, other than the Broker, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a commission or fee in connection with this Lease. If either party has dealt with any other person or real estate broker with respect to leasing or renting space in the Project other than Broker, such party shall be solely responsible for the payment of any fees due said person or firm, and shall indemnify, defend and hold harmless the other party from and against any liabilities, damages or claims with respect thereto, including attorneys' fees and costs.

        35. Parking. Tenant shall be entitled, without charge therefor, to the use of the number of nonexclusive surface parking spaces indicated in the Basic Lease Information in such portion of the Common Areas as may be provided by Landlord from time to time for the purpose of parking motor vehicles. Monthly parking fees payable for any additional parking spaces requested by Tenant shall be the prevailing rates within the Project for such spaces, if any, and shall be payable one month in advance prior to the first day of each calendar month. Tenant acknowledges, however, that Landlord may provide or not provide any additional parking spaces requested by Tenant in Landlord's sole and absolute discretion. Landlord may assign any unreserved and unassigned parking spaces and/or make all or a portion of such spaces preferred and/or reserved, if it determines in its sole discretion that it is necessary for orderly and efficient parking. Tenant shall not use any spaces which have been specifically assigned by Landlord including, without limitation, spaces assigned for uses such as visitor parking or which have been designated by governmental entities with competent jurisdiction as being restricted to certain uses. The use by Tenant and its employees, visitors and invitees of the parking facilities of the Project shall be on the terms and conditions set forth herein as well as on the parking rules and regulations as established and modified by Landlord from time to time. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of such parking rules and regulations. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. Notwithstanding the foregoing, Landlord shall have the right to designate specific parking areas or parking stalls within the Project and in reasonable proximity to the Building for guest parking and for Tenant's parking spaces in excess of 3 parking spaces per one thousand (1,000) square feet of Useable Area.

        36. Force Majeure. The time for performance by either party of any obligation under this Lease (other than the payment of rent or other monetary obligations) shall be extended for the period of delay resulting from fire, earthquake, explosion, flood, the elements, acts of God or the public enemy, strike, other labor trouble, interference of governmental authorities or agents, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond the reasonable control of the party obligated for such performance, financial inability excepted (collectively, any "Force Majeure Event").

        37. Waiver of Trial by Jury. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other or any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use







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

or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any statute, or otherwise.

        38. Guaranty of Lease. It shall be a condition precedent to the effectiveness of this Lease that the Guarantor(s) referenced in the Basic Lease Information, execute a guaranty of Tenant's Obligations under this Lease in the form attached hereto as Exhibit "E" and incorporated herein by this reference.

        39. Recapture. Any agreement by Landlord contained herein for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Landlord to or for Tenant of any cash or other bonus, inducement or consideration for Tenant's entering into the Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Tenant's full and faithful performance of all of the terms, covenants and conditions to be performed by Tenant under this Lease. Upon the occurrence of a breach or default of this Lease by Tenant, or upon the filing by or against Tenant of any petition under the United States Bankruptcy Code (Title 11 U.S.C.) or any similar statute or law for the reorganization or liquidation of debt, or upon any voluntary or involuntary assignment by Tenant for the benefit of its creditors, (i) any such Inducement Provision shall automatically be deemed deleted and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Landlord under such Inducement Provision shall be immediately due and payable by Tenant to Landlord, and shall be recoverable as additional rent due under the Lease, notwithstanding any subsequent cure of said default or breach by Tenant. The acceptance by Landlord of rent or the cure of the default or breach which initiated the operation of this paragraph shall not be deemed a waiver by Landlord of the provisions of this paragraph unless specifically so stated in writing by Landlord at the time of such acceptance.

        40. Expansion Space. Provided that Tenant is not in default under this Lease (which shall include any mater which would constitute a default either with the passage of time or the giving of notice) at any time prior to the time the "Expansion Space Notice" (as such term is defined below) is received by Landlord or thereafter until the date on which the "Tenant's Exercise Notice" (as such term is defined below) is received by Landlord, Tenant shall have the ongoing option for the lease of any leaseable space in the Building (the "Expansion Space") to the extent the same becomes available for lease to Tenant (which for purposes hereof shall mean that such space is not then occupied or subject to lease or option or right for lease extension or premises expansion by any other tenant or person) during the Term, exercisable as follows: If Tenant desires to expand the Premises to include any Expansion Space, Tenant shall during the initial Term deliver at least ninety (90) days' written notice of such desire to Landlord (the "Expansion Space Notice"). Promptly following receipt of the Expansion Space Notice, Landlord shall deliver to Tenant written notice of any configurations of then available of Expansion Space and Expansion Space which will become available during the twelve (12) month period following the date of Tenant's Expansion Space Notice, and Tenant shall have ten (10) days following the date of such notice from Landlord to elect by written notice to Landlord ("Tenant's Exercise Notice") to notify Landlord, in writing, of which configuration of Expansion Space, if any, Tenant desires to lease (commencing immediately upon availability) from Landlord, which lease shall be for a term co-terminus with the Lease Term and otherwise subject to all applicable terms and conditions of this Lease; provided, however, that Landlord shall have no obligation to improve the Expansion Space for Tenant. If
(i) Tenant does not deliver an Expansion Space Notice, or (ii) after delivery of Tenant's Expansion Space Notice and receipt of notice of any available space from Landlord, Tenant does not deliver Tenant's Exercise Notice within such ten
(10) day period electing to lease such Expansion Space, Landlord may proceed to lease such Expansion Space to any party upon any terms and conditions as Landlord desires. If Tenant delivers the Expansion Space Notice and actually leases the Expansion Space, then (i) the "Premises" shall thereafter be deemed for all purposes to include the Expansion Space and (ii) Tenant's Base Rent, Percentage Share of Building Operating Expenses, and Building Tax Expenses, Security Deposit, and other matters in this Lease pertaining to the amount of Rentable Area contained within the Premises shall be adjusted accordingly, as reasonably determined by Landlord. Landlord and Tenant shall within thirty (30) days following Landlord's receipt of the Tenant's Exercise Notice execute an amendment to this Lease prepared by Landlord to reflect the addition to the Premises of the Expansion Space, and Landlord may, but without obligation to do so, declare the Tenant's Exercise Notice to be null and void if Tenant fails to execute such amendment. Notwithstanding anything to the contrary contained in this paragraph, Tenant may not exercise its rights under this Section 40 after the last day of the sixtieth

(60th) month of the initial Term unless it concurrently exercises its option to extend the Term by the Option Term as provided in Section 2 above.

        41. Signage; Roof Rights. (a) Tenant, at its cost and expense, may place signage identifying Tenant's business name on (i) the freeway facing side of the Building and (ii) on a monument sign to be constructed by Tenant (or, at Landlord's option, by Landlord at Tenant's cost) which is to be located in front of the Building adjacent to its main entry area. With the exception of the freeway facing building signage, the signage rights granted in this Section 41 are non-exclusive, and each signage right (including freeway facing signage) granted hereunder shall automatically terminate if such signage is not placed within one (1) year of the Commencement Date. All signage, including, without limitation, the design, size, color, and type, shall be subject to (i) Landlord's prior written consent, which shall not be unreasonably withheld, (ii) Building signage standards, if any, and (iii) all applicable Laws. Subject to the foregoing, Tenant's freeway facing signage may be illuminated. The location of Tenant's freeway facing signage (as opposed to the other characteristics thereof) shall be mutually acceptable to Landlord and Tenant, and Landlord shall not permit other tenants at the Project to utilize said location (as opposed to other locations on the exterior of the Buildings) unless Tenant's right to the same has terminated as provided above.

               (b) Landlord shall permit Tenant to install up to three (3) VHF/UHF microwave antennae on the roof of the Building; provided, however, that said antennae and the installation thereof shall be subject to Landlord's prior written consent, which shall not be unreasonably withheld, as to the size, weight, type, and placement of said antennae, the impact the same have on the Building and Building Systems, and visibility from outside of the Building. Such antennae and Tenant's use thereof shall comply in all respects with all applicable Laws. Provided that Tenant is not in default under this Lease (including any matter which would constitute a default either with the passage of time or the giving of notice), Tenant may upon the expiration of the Term remove all of said antennae from the Building; provided that Tenant restores the Building to the condition in which it existed prior to the placement of the same. If instructed by Landlord, Tenant shall also remove said antennae from the Building no later than the expiration or earlier termination of the Term. Tenant's use and occupancy use thereof shall be subject to all of the terms and conditions of this Lease, including without limitation, Section 8, and Section 11.

        42. Surrender by Existing Tenants. Tenant is aware that the Premises which is the subject of this Lease is currently leased to other tenant(s) of Landlord (the "Existing Tenants"). Tenant acknowledges and agrees that Landlord's obligation to deliver possession of the Premises to Tenant, and to otherwise complete the transaction contemplated under this Lease, shall be subject to Landlord's ability to cause the Existing Tenants of the Premises to surrender the same to Landlord, on such terms and conditions as are acceptable to Landlord in its sole and absolute discretion. If Landlord is able to effectuate surrender of the portion of the Premises located on the first floor of the Building before the portion located on the second floor, Tenant shall first accept such Premises from Landlord and shall accept when available that portion of the Premises located on the second floor of the Building, but Tenant shall not be required to pay Base Rent or Escalation Rent with respect to the second floor space until such time that Landlord makes the same available for use by Tenant. If Landlord is unable to make the second floor space available for use by Tenant concurrently with availability of the portion of the Premises located in the first floor of the Building, Landlord shall use reasonable efforts to make alternate premises available for use by Tenant, and Tenant shall not be required to pay Base Rent for its use of the alternate premises. However, if Landlord determines that it will be unable to make the originally designated second floor space available for use by Tenant within ninety (90) days following Landlord's delivery of the alternate premises, Landlord shall deliver written notice thereof to Tenant within sixty (60) days following its delivery of the alternate premises, and Tenant shall have thirty (30) days from its receipt of such notice to elect by written notice to Landlord to lease the alternate premises in place of the originally designated second floor space. If Tenant elects to lease the alternate premises as provided above, then (i) the "Premises" shall thereafter be deemed for all purposes to include the alternate premises (as opposed to the originally designated second floor space) and (ii) Tenant's Base Rent, Percentage Share of Building Operating Expenses, and Building Tax Expenses, Security Deposit, and other matters in this Lease pertaining to the amount of Rentable Area contained within the Premises shall be adjusted accordingly, as reasonably determined by Landlord. Landlord and Tenant shall within thirty (30) days following Landlord's receipt of Tenant's election to lease the alternate premises execute an amendment to this Lease prepared by Landlord to reflect the addition to the Premises of the alternate premises, and Landlord may, but without obligation to do so, declare the Tenant's election to be null and void if Tenant fails to execute such amendment. If Tenant does not elect to lease the alternate premises as provided above, Tenant shall vacate and surrender the same to Landlord within thirty (30) days following the date on which delivery of Tenant's election notice was required, and Landlord shall have no further obligation to lease the originally designated second floor premises to Tenant (except as provided in Section 40 above). This Lease shall automatically and without further action by Landlord or Tenant terminate if Landlord does not deliver written notice to Tenant on or before April 23, 1999 stating that Landlord has entered into an agreement by which the Existing Tenant(s) agree to surrender possession of that portion of the Premises located on the first floor of the Building.

        43. Miscellaneous. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Notwithstanding the fact that certain references in this Lease to acts required to be performed by Tenant hereunder, or to breaches or defaults of this Lease by Tenant, omit to state that such acts shall be performed at Tenant's sole cost and expense, or omit to state that such breaches or defaults by Tenant are material, unless the context clearly implies to the contrary, each and every act to be performed or obligations to be fulfilled by Tenant shall be performed at Tenant's sole cost and expense, and all breaches or defaults by Tenant hereunder shall be deemed material. Upon request by Landlord, Tenant agrees to modify this Lease to meet the requirements of any or all lenders or ground lessors selected by Landlord who request such modification as a condition precedent to providing any loan or financing or to entering into any ground lease affecting or encumbering the Project or any portion thereof, provided that such modification does not (i) increase Base Rent, (ii) alter the Term, or (iii) materially and adversely affect Tenants' rights hereunder. Tenant shall not, without the consent of Landlord, use the name of the Building or Project for any purpose other than as the address of the business to be conducted by Tenant in the Premises. Any option, right or first refusal, right of first negotiation/offer, or other similar right granted to Tenant in this Lease (collectively, an "Option") is personal to the original Tenant executing this Lease and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said Tenant (or Tenant's affiliate under Section 15(g) above), and even then only when Tenant (or such affiliate) is in full possession of the Premises and has no intention of thereafter assigning or subletting. Except for affiliates (as defined in Section 15 above) of the original Tenant hereunder, the Options, if any, herein granted to Tenant are not assignable, either as part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California. Tenant shall not record this Lease nor a short form memorandum hereof. Prior drafts of this Lease shall not be used in interpreting the meaning of provisions contained in this Lease. The exhibits and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof. This Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, but any number of which, taken together, shall constitute one and the same instrument. Tenant acknowledges that this Lease is subject to Landlord's receiving from its Mortgagee(s) approval of all of the terms contained herein.

        IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

LANDLORD:


MALIBU CANYON OFFICE PARTNERS, LLC,          By:  MB REAL ESTATE, INC., a
a California limited liability company            California corporation



By:                                          TENANT:
   --------------------------------
Calvin H. Johnston, President

                                             ACT NETWORKS, INC., a
                                             Delaware corporation

                                             By: /s/ SUSAN N. CAYLEY
                                                 -------------------------------
                                             Print Name: Susan N. Cayley
                                             Its: Vice President Legal Affairs
                                                  and Secretary

                                             By: /s/ MARTIN A. WOLL
                                                 -------------------------------
                                             Print Name: Martin A. Woll
                                             Its: Chief Financial Officer

                                             If Tenant is a corporation, this
                                             instrument must be executed by the
                                             chairman of the board, the
                                             president or any vice president and
                                             the secretary, any assistant
                                             secretary, the chief financial
                                             officer or any assistant financial
                                             officer or any assistant treasurer
                                             of such corporation, unless the
                                             bylaws or a resolution of the board
                                             of directors shall otherwise
                                             provide, in which case the bylaws
                                             or a certified copy of the
                                             resolution, as the case may be,
                                             must be attached to this
                                             instrument. If Tenant is a limited
                                             liability company, this instrument
                                             must be executed by Tenant's
                                             manager, unless another person or
                                             entity is authorized pursuant to
                                             Tenant's Operating Agreement or a
                                             member's resolution, in which case
                                             a certified copy of the Operating
                                             Agreement or resolution, as the
                                             case may be, must be attached to
                                             this instrument.

                                   EXHIBIT "C"

                           IMPROVEMENT OF THE PREMISES

         1. Plans. Landlord and Tenant hereby approve the space plans and Building standard specifications (collectively, the "Space Plans") for the construction of certain improvements, which shall not include Tenant's telephone, computer, and data systems, furniture, or other personal improvements desired by Tenant (the "Tenant Improvements") to be permanently affixed to the Premises, which Space Plans are described on Schedule 1 attached hereto and incorporated herein by this reference. Promptly following the execution of this Lease, Landlord shall cause Landlord's architect to prepare final plans and specifications (the "Final Plans") for the Tenant Improvements, in accordance with the Space Plans. Such Final Plans shall be submitted by Landlord's architect to Landlord and Tenant for approval, which approval shall not be unreasonably withheld and shall be granted so long as such Final Plans are in accordance with the approved Space Plans; provided, however, that any deviation from the Space Plans requested by Tenant as a part of the Final Plans shall be subject to the provisions of Section 3 of this Exhibit "C" respecting "Change Orders" (as hereinafter defined). Upon written approval of the Final Plans by the parties, Landlord shall be authorized to proceed with the construction of the Tenant Improvements in accordance with the Final Plans.

         2. Construction of the Tenant Improvements. Subject to the provisions of Section 3 below, Landlord shall construct, or cause the construction of, the Tenant Improvements in accordance with the approved Final Plans, at Landlord's sole cost and expense. In addition, Landlord shall pay to The Johnston Group, a affiliate of Landlord, a construction administration fee in an amount equal to ten percent (10%) of the total costs of construction.

         3. Deviations from the Final Plans. Tenant shall be liable for the increased cost of the design and construction of the Tenant Improvements resulting from any Change Orders in accordance with the provisions of this
Section 3, plus a construction administration fee to The Johnston Group, an affiliate of Landlord, in an amount equal to ten percent (10%) of such cost. In the event of any deviation from the Space Plans requested by Tenant as a part of the Final Plans pursuant to Section 1 above, and/or any change to any item of Final Plans following the approval thereof by Landlord pursuant to Section 1 above, Tenant shall submit to Landlord a written request for a change order (the "Change Order Request"), detailing the desired change. If Landlord approves Tenant's Change Order Request, Landlord shall promptly thereafter issue to Tenant a statement (the "Change Order Statement") indicating the net increase in the cost of design and construction of the Tenant Improvements resulting from the implementation of such Change Order Request (including, without limitation, reasonable contractor's fees for profit, overhead and general conditions in connection with such Change Order Request). Within 3 days following receipt of such Change Order Statement from Landlord, Tenant shall notify Landlord in writing whether Tenant elects to incorporate the Change Order Request into the Final Plans, provided that it shall be a condition to the effectiveness of such an election to so incorporate the Change Order Request that Tenant pay to Landlord the amount specified on the Change Order Statement. If Tenant so elects to incorporate the Change Order Request into the Final Plans, the Change Order Request shall become a "Change Order" and Landlord may retain the amount delivered by Tenant pursuant to the Change Order Statement therefor as Tenant's contribution to the cost of such Change Order. If the adoption of a Change Order causes a delay in the Commencement Date that would have otherwise been established in the absence of such Change Order, such delay shall be a "Tenant Delay" (as defined in Section 4(b) below). In addition, in the event that the net cost of construction of the Tenant Improvements increases due to changes requested by any applicable governmental authority in the Tenant Improvements as set forth in the Final Plans approved by Landlord and Tenant pursuant to Section 1 above, Tenant shall be pay to Landlord the amount of such increased costs within 10 days after Tenant's receipt from Landlord of written notice thereof.

         4.  Commencement Date.

         (a) The "Commencement Date" shall mean the earlier of (i) the date on which Tenant takes possession of any portion of the Premises for any purpose other than those permitted under Section 5(a) below, and (ii) the date of "Substantial Completion" of the Tenant Improvements, which for purposes hereof shall be the date upon which the Tenant Improvements have been substantially completed pursuant to the Final Plans (as determined by Landlord's architect or space planner), with the exception of any punch list items and Tenant's controlled improvements, if any (e.g., Tenant's fixtures, telephones, data lines, computers, furniture, etc.) to be installed by Tenant and/or under the supervision of Landlord's contractor).







                             EXHIBIT "C" -- PAGE 1

         (b) If there shall be a delay or there are delays in the occurrence of the Commencement Date as a direct, indirect, partial, or total result of any of the following (in any such case, a "Tenant Delay"): (i) Tenant's failure to timely perform its obligations under this Exhibit "C" or the other provisions of this Lease requiring Tenant's approval, (ii) Tenant's request for any Change Orders and/or the implementation thereof, (iii) Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of substantial completion of the Premises, or which are different from Building standards, or
(iv) any other acts or omissions of Tenant, or its agents, employees and/or contractors, then, notwithstanding anything to the contrary set forth in this Lease (including, without limitation, this Exhibit "C") and regardless of the actual date of the Commencement Date, the Commencement Date shall be the date on which the Commencement Date would have occurred if no Tenant Delay or Tenant Delays, as set forth above, had occurred. If Tenant Delays exist, then upon the substantial completion of the Premises, Landlord shall notify Tenant of (1) the aggregate period of the Tenant Delays and (2) the Commencement Date as determined pursuant hereto. Tenant shall, within five (5) days following receipt of such notice, perform or cause to be performed all obligations under this Lease (including, without limitation, the payment of rent) that have accrued from the Commencement Date as determined pursuant hereto, to the date on which Tenant received Landlord's notice, and the Commencement Date shall, for all purposes under this Lease, be the Commencement Date as determined pursuant hereto. Nothing contained herein shall be deemed to relieve Landlord of its obligation to use diligent efforts to complete the Tenant Improvements in a timely manner subject to Tenant Delays and delays due to the occurrence of any Force Majeure Events.

         5.  Miscellaneous.

         (a) Provided that Tenant and its agents do not interfere with the construction of the Tenant Improvements, upon reasonable prior written notice to Landlord, Tenant shall be permitted access to the Premises thirty (30) days before the date of substantial completion of the Tenant Improvements for the purpose of installing over-standard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises. Prior to any such entry upon the Premises, Tenant shall deliver to Landlord evidence of the satisfaction of Tenant's insurance obligations set forth in this Lease. Any such occupancy of the Premises by Tenant prior to the Commencement Date shall be subject to all applicable provisions of the Lease (including, without limitation, the indemnity and insurance provisions of Lease Sections 12 and 13) other than the obligation for the payment of Base Rent and Escalation Rent. Prior to any such entry upon the Premises, Tenant shall deliver to Landlord evidence of the satisfaction of Tenant's insurance obligations set forth in Lease Section 12.

         (b) Tenant has designated Steven Watts as its sole representative with respect to the matters set forth in this Exhibit "C", who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Exhibit "C".

         (c) Landlord has designated Jeff Johnston as its sole representative with respect to the matters set forth in this Exhibit "C", who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Exhibit "C".

         (d) At Landlord's option, all subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall be union labor in compliance with the master labor agreements existing between trade unions and the Southern California Chapter of the Associated General Contractors of America.

         (e) All references herein to a number of days shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.









                             EXHIBIT "C" -- PAGE 2

                                   SCHEDULE 1

Space Plans by Bena Design Partnership dated 4/1/99 for Buildings A & B, with revisions dated 4/8/99 (first floor), with the plan for the space on the second floor dated 4/13/99. Notwithstanding the foregoing, Landlord shall have no responsibility regarding any of the systems furniture, or any other furniture located, or to be located at the Premises. Tenant shall also be responsible to purchase the projection screen at its own cost. Landlord will install the screen at its cost.

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

         1. The sidewalks, halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways of the Building shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Building.

         2. No sign, placard, picture, name, advertisement or notice visible from the exterior of Tenant's Premises shall be inscribed, painted, affixed or otherwise displayed by Tenant on any part of the Building without the prior written consent of Landlord in its sole and absolute discretion. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building on the office floors. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord. Material visible from outside the Building will not be permitted.

         3. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted by Tenant on the Premises, except that use by Tenant of food and beverage vending machines and Underwriters' Laboratory approved microwave ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable Laws. No food or drink shall be permitted in the common areas of the Project without the express approval of Landlord. Food or drink shall never be permitted in the common areas of any building. Tenant shall be responsible for any damage to the improvements in any building due to food or drink spillage. If the Premises or any portion of the Project shall become infected with vermin as a result of Tenant's violation of the foregoing, Tenant, at its sole cost and expense, shall cause the same to be exterminated as may be required by contractors approved by Landlord.

         4. Tenant shall not employ any person or persons other than Landlord's janitorial service for the purpose of cleaning the Premises, unless otherwise specifically approved by Landlord. No person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:30 P.M. unless, by prior arrangement with Landlord, service is extended to a later hour for specifically designated rooms.

         5. Landlord will furnish Tenant free of charge two keys to each door lock in its Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not have any keys made. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of its Premises without the prior consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to Tenant.

         6. The freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other properly brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of








                             EXHIBIT "D" -- PAGE 1

Tenant.

         7. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use or keep or permit to be used or kept any foul, noxious or hazardous gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therein. No pets shall be kept in the Premises.

         8. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the Building and/or Project.

         9. Landlord reserves the right to exclude from the Building and/or Project between the hours of 6 P.M. and 7 A.M. and at all hours on Saturdays, Sundays and legal holidays any person who does not present a proper access card or other identification as a tenant or an employee of a tenant, or who does not otherwise present proper authorization by a tenant for access to its premises. Tenant shall be responsible for all persons for whom it authorizes access and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building and/or Project of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building and/or Project during the continuance of the same by such action as Landlord may deem appropriate.

         10. The directory of the Building will be provided for the display of the name and location of Tenant, and Landlord reserves the right to exclude any other names therefrom. Any additional name which Tenant desires to have added to the directory shall be subject to Landlord's approval and may be subject to a charge therefor

         11. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any exterior window in the Building other than Building standard window coverings.

         12. Messenger services and suppliers of bottled water, food, beverages, and other products or services shall be subject to such reasonable regulations as may be adopted by Landlord. Landlord may establish a central receiving station in the Building for delivery and pick-up by all messenger services, and may limit delivery and pick-up at Tenant's Premises to Building personnel.

         13. Tenant shall see that the doors of its Premises are closed and locked and that all water faucets or apparatus, cooking facilities and office equipment (excluding office equipment required to be operative at all times) are shut off before Tenant or its employees leave the Premises at night, so as to prevent waste or damage, and for any default or carelessness in this regard, Tenant shall be responsible for any damage sustained by other tenants or occupants of the Building or Landlord. If the Premises is located in whole or part on a multipletenancy floor, Tenant shall keep the doors to its Premises and Building corridors closed at all times except for ingress and egress.

         14. The toilets, urinals, wash bowls and other restroom facilities shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

         15. Tenant shall not sell, or permit the retail sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography,







                             EXHIBIT "D" -- PAGE 2
typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or any business or activity other than that specifically provided for in the Lease.

         16. Tenant shall not install any antenna, loudspeaker, or other device on the roof or exterior walls of the Building except as provided for in Section 41(b) of the Lease.

         17. In order to ensure more orderly and efficient parking at the Project, Tenant shall within ten (10) days after request by Landlord deliver to Landlord a written list of all of Tenant's full and part-time employees and independent contractors, which list shall include the make, model, year, color and license plate number of each such person's vehicle(s). In addition, if Landlord determines that Tenant and its officers, directors, employees, and agents are using more parking spaces than are allotted to Tenant under the Basic Lease Information, Landlord may require Tenant, at Tenant's expense, to locate off-site parking for such persons (to the extent they exceed Tenant's allotment), and to implement an off-site parking plan reasonably acceptable to Tenant, which plan shall if necessary include a shuttle service. No motorcycles or motor scooters shall be parked or stored anywhere in the Project other than in the designated areas therefor in the Common Areas of the Project, and no bicycles may be parked or stored anywhere in the Building other than in facilities provided therefor in the Common Areas of the Project.

         18. Neither Tenant nor its invitees shall use in any portion of the Building, any hand trucks or other material handling equipment except those equipped with rubber tires and side guards.

         19. Tenant shall store its refuse within its Premises. No material shall be placed in the refuse boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of refuse in the municipality having jurisdiction over the Premises without being in violation of any law or ordinance governing such disposal. All refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

         20. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and Tenant shall cooperate to prevent the same.

         21. The requirements of Tenant will be attended to only upon application by telephone or in person at the office of the Project. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

         22. Smoking shall be prohibited within the building and shall be permitted within the exterior areas of the Project only in locations designated by Landlord.

         23. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

         24. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

         25. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Project and/or Building, and for the preservation of good order therein.







                             EXHIBIT "D" -- PAGE 3

                                   EXHIBIT "E"

                                GUARANTY OF LEASE

THIS GUARANTY OF LEASE ("Guaranty") is made by Xylan Corporation, a California corporation ("Guarantor"), in favor of Malibu Canyon Office Partners, LLC, a California limited liability company ("Landlord"), in connection with that certain lease dated on or about the date hereof (the "Lease"), pursuant to which Landlord leases to ACT Networks, Inc., a Delaware corporation ("Tenant"), among other things, those premises generally referred to as 26701 W. Agoura Road, Suite 100, Calabasas, California and 26707 W. Agoura Road, Suite 100, Calabasas, CA (collectively, the "Premises"). Landlord has previously delivered an unexecuted draft of the Lease to Guarantor, and shall deliver an executed copy of said Lease to Guarantor promptly after Landlord and ACT execute the same. As a material inducement to and in consideration of Landlord's (i) entering into the Lease and (ii) releasing Guarantor (which release must be evidenced by separate written agreement) from its obligations with respect to the Building A/B Contraction Space and the Building A Contraction Space (as such terms are defined below), Landlord having indicated that it would not enter into the Lease or agree to such release without the execution of this Guaranty, Guarantor does hereby agree with Landlord as follows:

         1. Guarantor does hereby unconditionally and irrevocably guarantee, as a primary obligor and not as a surety, and promise to perform and be liable for Tenant's obligation to make the monthly payments of Base Rent and Escalation Rent as and when due under the terms of the Lease (without regard to any acceleration provisions contained therein), subject only to the limitation stated in this Guaranty. Notwithstanding the foregoing, the obligations and liabilities of Tenant guaranteed by Guarantor (as opposed to Guarantor's obligation for costs and expenses, including, without limitation, attorneys' fees, for which Guarantor shall be responsible as provided in paragraph 13 below) shall (i) only include Base Rent and Escalation Rent which accrues under the Lease through and including the "Outside Accrual Date" (as defined below) and (ii) at no time exceed fifty percent (50%) of the combined projected income which Landlord would have realized with respect to (x) the "Building A/B Contraction Space", as defined in the Third Amendment to Lease dated April 15, 1999 by and between Landlord and Guarantor, as tenant, and (y) the "Building A Contraction Space" as defined in the Fifth Amendment to Lease dated April 15, 1999 by and between Landlord and Guarantor, as tenant. For purposes hereof, projected income with respect to the Building A/B Contraction Space and the Building A Contraction Space shall mean the combined Base Rent and Escalation Rent for said space, and shall be calculated from the date of the default by Tenant which gives rise to applicable obligation of Guarantor hereunder through and including the "Outside Accrual Date". For example, if (i) Tenant's remaining obligations and liabilities under the Lease at the time of its default are one hundred thousand dollars ($100,000.00)(after application of Tenant's security deposit, if any, as provided below) and (ii) Landlord would have realized fifty thousand dollars ($50,000.00) in income from Guarantor, as tenant, for both the Building A/B Contraction Space and the Building A Contraction Space from the date of Tenant's default through the Outside Accrual Date, then Guarantor's guaranty obligations hereunder (as opposed to its obligation to pay costs and expenses as provided in paragraph 13 below) would be limited to twenty-five thousand dollars ($25,000.00). The foregoing example is intended to be illustrative but not exhaustive. The term "Outside Accrual Date" shall mean the earlier of (i) August 31, 2002 (notwithstanding the fact that Guarantor's term with respect to the Building A/B Contraction Space or the Building A Contraction Space may or could have terminated or expired before such date, other than as described in subparagraph (ii) immediately following) or (ii) the date on which the term of Guarantor's lease, as tenant, of the Building A/B Contraction Space or the Building A Contraction Space, as applicable, would have terminated for any reason, other than the voluntary exercise of a termination right by Guarantor as tenant under the September 20, 1996 Office Lease or the April 14, 1994 Office Lease under which Tenant occupied said space. Landlord shall apply any then remaining security deposit held under the ACT Lease before calculating Guarantor's obligations under this Guaranty and before proceeding against Guarantor as provided in paragraph 19 below.

         If Guarantor makes any monthly payment of Base Rent or Escalation Rent required by Tenant under the Lease as required under this Guaranty and (i) Landlord subsequently collects such monthly payment from Tenant and (ii) such payment by Tenant exceeds the then current and outstanding obligations owing by Tenant under the Lease (including, without limitation, any obligation to replenish Tenant's security deposit), then Landlord shall promptly refund such monthly payment to Guarantor to the extent of such excess, less Landlord's reasonable collection costs. Guarantor shall also be relieved of its obligations under this Guaranty to the extent (but not to exceed) the amount by which Landlord actually mitigates its damages under the Lease.

         If a court of competent jurisdiction orders Landlord to refund or otherwise disgorge any payment of Base Rent or Escalation Rent made by Tenant under the Lease, such payment obligation under the Lease shall be deemed to be reinstated as of the date refunded or disgorged by Landlord.

         2. Subject to the last sentence of this paragraph 2, Guarantor does hereby agree that, without the consent of or notice to Guarantor and without affecting any of the obligations of Guarantor hereunder: (a) any term, covenant or condition of the Lease may be amended, compromised, released or otherwise altered by Landlord and Tenant, and Guarantor does guarantee and promise to perform as



                             EXHIBIT "E" -- PAGE 1
provided herein all the obligations of Tenant to pay Base Rent and Escalation Rent under the Lease as so amended, compromised, released or altered; (b) any guarantor of or party to the Lease may be released, substituted or added; (c) any right or remedy under the Lease may be exercised, not exercised, impaired, modified, limited, destroyed or suspended; (d) Landlord or any other person acting on Landlord's behalf may deal in any manner with Tenant, any guarantor, any party to the Lease or any other person; and (e) all or any part of the Premises or of Tenant's rights or liabilities under the Lease may be sublet, assigned or assumed. This is a continuing guaranty. The exercise by Landlord of any of its rights under clauses (a)-(e) above shall not, however, increase or adversely affect the nature or extent of Guarantor's obligations beyond those which would have existed in the absence of such exercise.

         3. Except as expressly provided to the contrary in paragraph 18 below, Guarantor hereby waives and agrees not to assert or take advantage of: (a) any right to require Landlord to proceed against Tenant or any other person or to pursue any other remedy before proceeding against Guarantor; (b) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other person; and (c) any right or defense arising by reason of the absence, impairment, modification, limitation, destruction or cessation (in bankruptcy, by an election of remedies, or otherwise) of the liability of Tenant, of the subrogation rights of Guarantor or of the right of Guarantor to proceed against Tenant for reimbursement; provided, however, that Guarantor may proceed against Tenant for reimbursement until such time that Landlord commences collection efforts against Tenant, at which time Tenant shall cease its collection efforts and dismiss or otherwise stay any action or proceeding pending against Tenant until Landlord's collection efforts are concluded. Landlord shall pursue its collection efforts against Tenant in a reasonably diligent manner and without regard to this Guaranty; provided, however, that Guarantor may not allege Landlord's failure to do so as a defense to its obligations hereunder unless Guarantor can establish that such failure constitutes gross negligence or wilful misconduct on the part of Landlord. Without in any manner limiting the generality of the foregoing, Guarantor hereby waives the benefits of the provisions of Sections 2809 (to the extent provided in this paragraph 3), 2810, 2819 (except as provided in the last sentence of paragraph 2 above), 2845, 2849 (except to the extent that Landlord is obligated to apply Tenant's security deposit as provided above), 2850, 2899 and 3433 of the California Civil Code and any similar or analogous statutes of California or any other jurisdiction.

         4. Except as otherwise provided in paragraph 18 below, Guarantor hereby waives and agrees not to assert or take advantage of any right or defense based on the absence of any or all presentments, demands (including demands for performance), notices (including notices of adverse change in the financial status of Tenant or other facts which increase the risk to Guarantor, notices of non-performance and notices of acceptance of this Guaranty) and protests of each and every kind.

         5. Until all Tenant's obligations under the Lease are fully performed,
Guarantor: (a) shall have no right of subrogation against the Tenant by reason of any payments or acts of performance by Guarantor under this Guaranty; and (b) subordinates any liability or indebtedness of the Tenant now or hereafter held by Guarantor to the obligations of Tenant under, arising out of or related to the Lease or Tenant's use or occupancy of the Premises.

         6. The liability of Guarantor and all rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor relating to the Lease shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

         7. This Guaranty applies to, inures to the benefit of and binds all parties hereto, their heirs, devisees, legatees, executors, administrators, representatives, successors and assigns (including any purchaser at a judicial foreclosure or trustee's sale or a holder of a deed in lieu thereof). This Guaranty may be assigned by Landlord voluntarily or by operation of law.

         8. Guarantor shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, commence, or join with any other person in commencing, any bankruptcy, reorganization or insolvency proceeding against Tenant. The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Tenant, or by and defense which Tenant may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding. Guarantor shall file in any bankruptcy or other proceeding in which the filing of claims is required or permitted by law all claims which Guarantor may have against Tenant relating to any indebtedness of Tenant to Guarantor and will assign to Landlord all rights of Guarantor thereunder to the extent of Tenant's outstanding obligations to pay Base Rent and Escalation Rent to Landlord under the Lease. Landlord shall have the sole right to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Landlord the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Landlord all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be





                             EXHIBIT "E" -- PAGE 2
entitled; provided, however, that Guarantor's obligations hereunder shall not be satisfied except to the extent that Landlord receives cash by reason of any such payment or distribution. If Landlord receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. Landlord shall pay to Guarantor any sums which Landlord receives under this paragraph 8 which exceeds the amount of Base Rent and Escalation Rent owing to Landlord by Tenant under the Lease, less Landlord's reasonable collection costs.

         9. This Guaranty shall constitute the entire agreement between Guarantor and the Landlord with respect to the subject matter hereof. No provision of this Guaranty or right of Landlord hereunder may be waived nor may any Guarantor be released from any obligation hereunder except by a writing duly executed by an authorized officer or director of Landlord.

         10. If more than one person signs this Guaranty, each such person shall be deemed a Guarantor and the obligation of all such Guarantors shall be joint and several. When the context and construction so requires, all words used in the singular herein shall be deemed to have been used in the plural. The word "person" as used herein shall include an individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

         11. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall nevertheless be effective.

         12. The waiver or failure to enforce any provision of this Guaranty shall not operate as a waiver of any other breach of such provision or any other provisions hereof.

         13. In the event of any dispute between Guarantor and Landlord arising out of or in connection with this Guaranty, the prevailing party in any litigation, arbitration or other proceeding shall be entitled to have and recover from the other party its reasonable attorneys' fees, collection costs and other costs and expenses incurred.

         14. Time is strictly of the essence under this Guaranty and any amendment, modification or revision hereof.

         15. If Guarantor is a corporation, each individual executing this Guaranty on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Guaranty on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Guaranty is binding upon said corporation in accordance with its terms. If Guarantor is a corporation, Landlord, at its option, may require Guarantor to concurrently, with the execution of this Guaranty, deliver to Landlord a certified copy of a resolution of the board of directors of said corporation authorizing or ratifying the execution of this Guaranty.

         16. The term "Landlord" whenever hereinabove used refers to and means the Landlord in the foregoing Lease specifically named and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee of such Lease or any part thereof, whether by assignment or otherwise. The term "Tenant" whenever hereinabove used refers to and means the Tenant in the foregoing Lease specifically named and also any assignee or subtenant of said Lease and also any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

         17. All notices, consents, demands and other communications from one party to the other that are given pursuant to the terms hereof shall be in writing and shall be deemed to have been fully given two (2) full business days following deposit in the United States mail, certified or registered, postage prepaid, or one (1) business day following transmittal by reputable overnight courier (such as Federal Express), or when hand delivered, to the respective addresses for delivery of notices specified below, or to such other place as either party may from time to time designate in a notice to the other party:

Landlord:                               Guarantor

c/o The Johnston Group                  Xylan Corporation
26635 W. Agoura Rd., Ste 105            26801 W. Agoura Road
Calabasas, CA 91302                     Calabasas, CA 91302
Attn:  Mr. Jeff Johnston                Attn: Mr. John Yi

With a copy to:                         With a copy to:

Kenneth S. Fields                       Xylan Corporation
Fields & Pearl                          26801 W. Agoura Road
1875 Century Park East                  Calabasas, CA 91302
Suite 1400                              Attn: General Counsel
Los Angeles, CA 90067

         Failure to deliver a copy of any notice as provided above shall not invalidate any notice or extend the time for performance if the notice is given to the primary recipient listed above.

         18. Landlord shall endeavor to promptly deliver to Guarantor notice





                             EXHIBIT "E" -- PAGE 3

(written or telephonic) of Tenant's failure to pay any installment of Base Rent and/or Escalation Rent when due. In any event, Landlord's failure to deliver written notice to Guarantor of Tenant's failure to pay Base Rent or Escalation Rent within thirty (30) days following the date due under the Lease shall relieve Guarantor of the obligation to pay Base Rent and/or Escalation Rent for the period (without giving effect to acceleration rights under the Lease) accruing from and after Tenant's failure to pay until the date on which Landlord delivers written notice of Tenant's default to Guarantor. Landlord shall have no obligation to deliver notices of default to Guarantor which do not pertain to the failure to pay Base Rent or Escalation Rent.

         19. Landlord shall only proceed against Guarantor hereunder five (5) business days following the occurrence of (i) Landlord's service (or good faith attempted service) on Tenant of such written notice as is necessary to commence unlawful detainer proceedings against Tenant (including, without limitation, service of a Three Day Notice to Pay Rent or Quit) and (ii) Landlord's written demand on Guarantor hereunder, which may only be given after the notice described in clause (i) is given. Notwithstanding the foregoing, if Landlord is precluded from commencing unlawful detainer or other proceedings against Tenant (eg due to vacation of the Premises or the filing by or against Tenant of bankruptcy or insolvency proceedings), then Landlord need not give the notice described in clause (i) above. The notice provided for in this Section 19 pertains only to when Landlord may proceed against Guarantor hereunder, as opposed to when Guarantor's obligations hereunder shall commence to accrue, which shall be governed under Section 18 above.

         20. As a further material part of the consideration to Landlord to enter into the Lease with Tenant, Guarantor further agrees:

         (a) the law of the state in which the Premises is located shall govern all questions with respect to this Guaranty;

         (b) that any suit, action or proceeding arising directly or indirectly from this Guaranty, the Lease or the subject matter thereof shall be litigated only within courts located within the county and state in which the Premises is located;

         (c) Guarantor hereby irrevocably consents to the jurisdiction of any local, state or federal court located within the county and state in which the Premises is located;

         (d) Each party hereby waives personal service of any and all process upon it and consents to all such service in the manner and at the address set forth in Paragraph 17 above; and

         (e) Without limiting the generality of the foregoing, Guarantor hereby waives and agrees not to assert by way of motion, defense or otherwise in any suit, action or proceeding, any claim that Guarantor is not personally subject to the jurisdiction of the above-named courts, that such suits, actions or proceeding is brought in an inconvenient forum or that the venue of such action, suit or proceeding is improper.

         Executed as of April 15, 1999.



"GUARANTOR"                              "LANDLORD"

XYLAN CORPORATION, a California          MALIBU CANYON OFFICE PARTNERS, LLC.,
corporation                              a California limited liability company


By: _______________________________      By:  MB REAL ESTATE, INC., a
                                              California corporation,
Name Printed: _____________________           Manager

Title: ____________________________           By: ____________________________
                                                  Calvin H. Johnston
By: _______________________________

Name Printed: _____________________

Title: ____________________________














                             EXHIBIT "E" -- PAGE 4